                            AIM EUROLAND GROWTH FUND
                        A PORTFOLIO OF AIM GROWTH SERIES
                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046

                                                                    July 8, 2002

Dear Shareholder:

     Enclosed is a combined proxy statement and prospectus seeking your approval of a proposed combination of AIM Euroland Growth Fund with AIM European Growth Fund (formerly known as AIM European Development Fund). AIM Euroland Growth Fund ("Euroland") is an investment portfolio of AIM Growth Series, a Delaware business trust. AIM European Growth Fund ("European Growth") is an investment portfolio of AIM International Funds, Inc., a Maryland corporation.

     The investment objectives of Euroland and European Growth are the same. Each fund seeks long-term growth of capital. A I M Advisors, Inc. serves as the investment adviser to Euroland and European Growth. INVESCO Asset Management, Ltd. serves as subadviser to Euroland. As discussed in the accompanying document, European Growth can invest in securities of issuers located throughout Europe and with market capitalizations less than $1 billion, while Euroland focuses its investments in European companies that are members of the European Economic and Monetary Union and that are large capitalization companies. European Growth has generally provided a better return to its shareholders than Euroland and European Growth's ratio of expenses to net assets is expected to be lower than that of Euroland after the proposed reorganization. The combination of the two funds may create economies of scale that could lead to a reduction of European Growth's expense ratio in the future. The accompanying document describes the proposed transaction and compares the investment policies, operating expenses and performance history of Euroland and European Growth in more detail. You should review the enclosed materials carefully.

     Shareholders of Euroland are being asked to approve an Agreement and Plan of Reorganization by and among AIM Growth Series, AIM International Funds, Inc. and A I M Advisors, Inc., that will govern the reorganization of Euroland into European Growth. After careful consideration, the Board of Trustees of AIM Growth Series has unanimously approved the proposal and recommends that you vote FOR the proposal.

     If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify AIM Growth Series by calling 1-800-952-3502. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy card in the enclosed envelope which requires no postage if mailed in the United States.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc., reminding you to vote your shares. You may also vote your shares by telephone or on the internet at http://www.aimfunds.com by following the instructions that appear on the enclosed proxy materials.

                                          Sincerely,

                                          /s/ ROBERT H. GRAHAM

                                          ROBERT H. GRAHAM
                                          Chairman

                            AIM EUROLAND GROWTH FUND
                                 A PORTFOLIO OF
                               AIM GROWTH SERIES
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 4, 2002

TO THE SHAREHOLDERS OF AIM EUROLAND GROWTH FUND:

     NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of AIM Growth Series ("AGS") will be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 on September 4, 2002, at 3:00 p.m., Central Time. At the Special Meeting, shareholders of AIM Euroland Growth Fund ("Euroland"), an investment portfolio of AGS, will be asked to consider the following proposals:

          1. To approve an Agreement and Plan of Reorganization (the "Agreement") by and among AGS, acting on behalf of Euroland, AIM International Funds, Inc. ("AIF"), acting on behalf of AIM European Growth Fund (formerly known as AIM European Development Fund) ("European Growth") and A I M Advisors, Inc. The Agreement provides for the combination of Euroland with European Growth (the "Reorganization"). Pursuant to the Agreement, all of the assets of Euroland will be transferred to European Growth. European Growth will assume all of the liabilities of Euroland, and AIF will issue Class A shares of European Growth to Euroland's Class A shareholders, Class B shares of European Growth to Euroland's Class B shareholders, and Class C shares of European Growth to Euroland's Class C shareholders. The value of each Euroland shareholder's account with European Growth immediately after the Reorganization will be the same as the value of such shareholder's account with Euroland immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization.

          2. To transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on June 10, 2002, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

     SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF AGS. YOU MAY ALSO VOTE YOUR SHARES THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO AGS OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                          /s/ CAROL F. RELIHAN
                                          CAROL F. RELIHAN
                                          Senior Vice President and Secretary

July 8, 2002

            AIM EUROLAND GROWTH FUND                          AIM EUROPEAN GROWTH FUND
                 A PORTFOLIO OF                                    A PORTFOLIO OF
               AIM GROWTH SERIES                           AIM INTERNATIONAL FUNDS, INC.
               11 GREENWAY PLAZA                                 11 GREENWAY PLAZA
                   SUITE 100                                         SUITE 100
           HOUSTON, TEXAS 77046-1173                         HOUSTON, TEXAS 77046-1173
           TOLL FREE: (800) 454-0327                         TOLL FREE: (800) 454-0327

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                              DATED: JULY 8, 2002

     This document is being furnished in connection with a special meeting of shareholders of AIM Euroland Growth Fund ("Euroland"), an investment portfolio of AIM Growth Series ("AGS"), a Delaware business trust, to be held on September 4, 2002 (the "Special Meeting"). At the Special Meeting, the shareholders of Euroland are being asked to consider and approve an Agreement and Plan of Reorganization (the "Agreement") by and among AGS, acting on behalf of Euroland, AIM International Funds, Inc. ("AIF"), acting on behalf of AIM European Growth Fund (formerly known as AIM European Development Fund) ("European Growth"), and A I M Advisors, Inc. ("AIM Advisors"). The Agreement provides for the combination of Euroland with European Growth (the "Reorganization"). THE BOARD OF TRUSTEES OF AGS HAS UNANIMOUSLY APPROVED THE AGREEMENT AND THE REORGANIZATION AS BEING IN THE BEST INTEREST OF THE SHAREHOLDERS OF EUROLAND.

     European Growth is an investment portfolio of AIF, an open-end, series management investment company. Pursuant to the Agreement, all of the assets of Euroland will be transferred to European Growth, European Growth will assume all of the liabilities of Euroland, and AIF will issue Class A shares of European Growth to Euroland's Class A shareholders, Class B shares of European Growth to Euroland's Class B shareholders, and Class C shares of European Growth to Euroland's Class C shareholders. The value of each Euroland shareholder's account with European Growth immediately after the Reorganization will be the same as the value of such shareholder's account with Euroland immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization.

     The investment objective of European Growth is the same as the investment objective of Euroland -- long-term growth of capital. Euroland seeks to meet its investment objective by investing primarily in equity securities of issuers domiciled in countries that are members of the European Economic and Monetary Union (the "EMU") while European Growth invests in equity securities issued by companies located anywhere in Europe. In addition, European Growth may invest in issuers of any size capitalization, while Euroland is limited to investing the majority of its assets in large capitalization companies. See "Comparison of Investment Objectives and Policies."

     This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") sets forth the information that a shareholder of Euroland should know before voting on the Agreement. It should be read and retained for future reference.

     The current Prospectus of Euroland, dated May 1, 2002, as supplemented May 1, 2002, May 22, 2002 and June 7, 2002, (the "Euroland Prospectus"), together with the related Statement of Additional Information dated June 3, 2002, as supplemented June 3, 2002, June 7, 2002 and July 1, 2002, are on file with the Securities and Exchange Commission (the "SEC") and are incorporated by reference herein. The Prospectus of European Growth dated June 3, 2002, as revised July 1, 2002, as supplemented July 1, 2002, (the "European Growth Prospectus"), and the related Statement of Additional Information dated June 3, 2002, as supplemented June 3, 2002, June 7, 2002 and July 1, 2002, have been filed with the SEC and are incorporated by reference herein. A copy of the European Growth Prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The SEC maintains a website at http://www.sec.gov that contains the prospectuses and statements of additional information described above, material incorporated by reference, and other information about AGS and AIF. These documents are also available without charge by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling (800) 347-4246. Additional information about Euroland and European Growth may also be obtained on the internet at http://www.aimfunds.com.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

(AIM LOGO)
                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INTRODUCTION................................................    4
SYNOPSIS....................................................    4
  The Reorganization........................................    4
  Reasons for the Reorganization............................    5
  Comparison of European Growth and Euroland................    5
RISK FACTORS................................................    9
  Comparative Risks.........................................    9
  Risks Associated with European Growth.....................    9
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES............   10
  Investment Objectives of European Growth and Euroland.....   10
  Investment Policies of European Growth....................   10
  Investment Policies of Euroland...........................   10
  European Growth Portfolio Management......................   11
  Management's Discussion and Analysis of Performance.......   11
FINANCIAL HIGHLIGHTS........................................   12
ADDITIONAL INFORMATION ABOUT THE AGREEMENT..................   15
  Terms of the Reorganization...............................   15
  The Reorganization........................................   15
  Board Considerations......................................   15
  Other Terms...............................................   17
  Federal Tax Consequences..................................   17
  Accounting Treatment......................................   19
ADDITIONAL INFORMATION ABOUT EUROPEAN GROWTH AND EUROLAND...   19
RIGHTS OF SHAREHOLDERS......................................   19
  General...................................................   19
  Liability of Shareholders.................................   20
  Election of Directors/Trustees; Terms.....................   20
  Removal of Directors/Trustees.............................   20
  Meetings of Shareholders..................................   20
  Liability of Directors/Trustees and Officers;
     Indemnification........................................   21
  Termination...............................................   21
  Voting Rights of Shareholders.............................   21
  Dissenters' Rights........................................   22
  Amendments to Organization Documents......................   22
OWNERSHIP OF EUROLAND AND EUROPEAN GROWTH SHARES............   22
  Significant Holders.......................................   22
  Share Ownership by Executive Officers and
     Directors/Trustees.....................................   23

                                                              PAGE
                                                              ----
CAPITALIZATION..............................................   24
LEGAL MATTERS...............................................   25
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
  COMMISSION................................................   25

APPENDIX I..................................Agreement and Plan of Reorganization

APPENDIX II........................................Prospectus of European Growth

APPENDIX III................European Growth Discussion & Analysis of Performance

     The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks, and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this prospectus, and you should not rely on such other information or representations.

                                  INTRODUCTION

     This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of AGS for use at the special meeting of shareholders to be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046, on September 4, 2002, at 3:00 p.m., Central Time (such meetings and any adjournments thereof are referred to as the "Special Meeting").

     All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained therein. If no instructions are given, shares represented by proxies will be voted FOR the proposal to approve the Agreement and in accordance with management's recommendation on other matters. The presence in person or by proxy of one-third of the shares of beneficial interests that are issued and outstanding in Euroland at the Special Meeting will constitute a quorum. Approval of the Agreement by Euroland requires the affirmative vote of a majority of the shares cast by shareholders of Euroland. Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes, but will not be considered votes cast at the Special Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of AGS. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on June 10, 2002 (the "Record Date"), are entitled to vote at the Special Meeting. On the Record Date, there were 19,978,455.23 Class A shares, 2,235,660.83 Class B shares, and 276,692.94 Class C shares of Euroland outstanding. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

     AGS has engaged the services of Georgeson Shareholder Communications, Inc. ("GSC") to assist it in the solicitation of proxies for the Special Meeting. AGS expects to solicit proxies principally by mail, but AGS or GSC may also solicit proxies by telephone, facsimile or personal interview. AGS's officers will not receive any additional or special compensation for any such solicitation. The cost of the Reorganization is expected to be approximately $172,000. Euroland and European Growth will each bear their own costs and expenses incurred in connection with the Reorganization.

     AGS intends to mail this Proxy Statement/Prospectus and the accompanying proxy on or about July 8, 2002.

                                    SYNOPSIS

THE REORGANIZATION

     The Reorganization will result in the combination of Euroland with European Growth. Euroland is a portfolio of AGS, a Delaware business trust. European Growth is a portfolio of AIF, a Maryland corporation.

     If shareholders of Euroland approve the Agreement and other closing conditions are satisfied, all of the assets of Euroland will be transferred to European Growth, European Growth will assume all of the liabilities of Euroland, and AIF will issue Class A shares of European Growth to Euroland's Class A shareholders, Class B shares of European Growth to Euroland's Class B shareholders and Class C shares of European Growth to Euroland's Class C shareholders. The shares of European Growth issued in the Reorganization will have an aggregate net asset value equal to the value of Euroland's net assets transferred to European Growth. Shareholders will not pay any initial sales charge for shares of European Growth received in connection with the Reorganization. The value of each shareholder's account with European Growth immediately after the Reorganization will be the same as the value of such shareholder's account with Euroland immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement" below.

     Euroland will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP, to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay Federal income taxes as a result of the Reorganization. See "Additional Information About the Agreement -- Federal Tax Consequences" below.

REASONS FOR THE REORGANIZATION

     The Board of Trustees of AGS, including the independent trustees, has determined that the reorganization of Euroland into European Growth is in the best interests of Euroland and its shareholders and that the interests of the shareholders of Euroland will not be diluted as a result of the Reorganization.

     In making its determination, the Board of Trustees noted that the two funds have the same investment objective -- long-term growth of capital. European Growth invests in equity securities of issuers located anywhere in Europe, while Euroland focuses its investments in equity securities of issuers in countries that are members of the EMU. In addition, European Growth may invest in issuers of any size capitalization, while Euroland is limited to investing at least 65% of its assets in large capitalization companies. The Board of Trustees also noted that European Growth has historically outperformed Euroland, providing a better total return to shareholders. Since inception, European Growth Class A shares have an average annual return of 12.58% compared to an average annual return of 8.36% for Euroland Class A shares. Although past performance does not guarantee future results, the combination of better performance and a broader range of investment options should make European Growth a better investment for Euroland shareholders.

COMPARISON OF EUROPEAN GROWTH AND EUROLAND

  INVESTMENT OBJECTIVE AND POLICIES

     European Growth seeks to meet its objective of long-term growth of capital by investing, normally, at least 80% of its assets in marketable equity securities of European companies, including companies with market capitalizations of less than $1 billion. European Growth considers European companies to be those (1) organized under the laws of a country in Europe and having a principal office in a country in Europe; (2) that derive 50% or more of their total revenues from business in Europe; or (3) whose equity securities are traded principally on a stock exchange, or in an over-the-counter market, in Europe. European Growth will normally invest in the securities of companies located in at least three European countries. European Growth may invest up to 65% of its total assets in European companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

     Euroland seeks to meet its objective of long-term growth of capital by investing, normally, at least 80% of its assets in equity securities of issuers domiciled in countries that are members of the EMU. These countries are designated as Euroland's primary investment area. Euroland typically considers a company to be domiciled in a particular country if it (1) is organized under the laws of a particular country or has its principal office in a particular country; or (2) derives 50% or more of its total revenues from business in that country, provided that, in the view of the portfolio manager, the value of the issuer's securities tends to reflect such country's development to a greater extent than developments elsewhere. Euroland will normally invest at least 65% of its total assets in equity securities of large capitalization companies. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants of companies with market capitalizations within the range of the market capitalizations of companies in the top 50% of the Morgan Stanley Capital International EMU Index at the time of purchase.

  INVESTMENT ADVISORY SERVICES

     AIM Advisors serves as investment adviser and INVESCO Asset Management Ltd., an affiliate of the adviser, serves as the subadviser to Euroland. AIM Advisors also serves as investment adviser to European Growth. Because INVESCO Asset Management Ltd. does not serve as subadviser for European Growth, the Reorganization will end its role in the management of the assets of Euroland.

  PERFORMANCE

     Average annual total returns for the periods indicated for Class A shares of European Growth and Euroland, including sales charges, are shown below. Past performance cannot guarantee comparable future results.

                                                              EUROPEAN
                                                               GROWTH      EUROLAND
                                                              CLASS A      CLASS A
                                                               SHARES       SHARES
                                                              --------     --------
1 Year Ended December 31, 2001..............................   (28.87)%     (36.77)%
5 Years Ended December 31, 2001.............................      N/A        (1.39)%
10 Years Ended December 31, 2001............................      N/A         2.77%
Since Inception*............................................    12.58%        8.36%

---------------

* Inception date for Class A shares of European Growth is November 3, 1997, and for Class A shares of Euroland is July 19, 1985.

  EXPENSES

     A comparison of annual operating expenses as a percentage of net assets ("Expense Ratio"), based on the fiscal year ended December 31, 2001 for the Class A, Class B and Class C shares of Euroland and for the fiscal year ended October 31, 2001 for the Class A, Class B and Class C shares of European Growth are shown below. Pro forma estimated Expense Ratios of European Growth giving effect to the Reorganization are also provided.

                                                                                                  EUROPEAN GROWTH
                                         EUROLAND                   EUROPEAN GROWTH             PRO FORMA ESTIMATED
                                ---------------------------   ---------------------------   ---------------------------
                                CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES
                                -------   -------   -------   -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION
  EXPENSES
Maximum sales load imposed on
  purchase of shares (as a
  percentage of offering
  price)......................   5.50%     none      none      5.50%     none      none      5.50%     none      none
Deferred Sales Load (as a
  percentage of original
  purchase price or redemption
  proceeds, as applicable)....   None(1)   5.00%     1.00%     None(1)   5.00%     1.00%     None(1)   5.00%     1.00%
ANNUAL OPERATING EXPENSES (AS
  A % OF NET ASSETS)
Management fees...............   0.98%     0.98%     0.98%     0.95%     0.95%     0.95%     0.93%     0.93%     0.93%
Distribution and/or Service
  (12b-1) fees................   0.35%     1.00%     1.00%     0.35%     1.00%     1.00%     0.35%     1.00%     1.00%
Other expenses................   0.56%     0.56%     0.56%     0.54%(2)  0.54%(2)  0.54%(2)  0.51%(2)  0.51%(2)  0.51%(2)
                                 ----      ----      ----      ----      ----      ----      ----      ----      ----
    Total fund operating
      expenses(3).............   1.89%(4)  2.54%(4)  2.54%(4)  1.84%     2.49%     2.49%     1.79%     2.44%     2.44%
                                 ====      ====      ====      ====      ====      ====      ====      ====      ====

---------------

(1) If you buy $1,000,000 or more of Class A shares and redeem those shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(2) Other Expenses have been restated to reflect expense arrangements in effect as of March 4, 2002.

(3) There is no guarantee that actual expenses will be the same as those shown in the table.

(4) AIM has agreed to limit, voluntarily, Total Annual Fund Operating Expenses of Euroland (excluding interest, taxes, dividends on short sales, merger transaction expenses, extraordinary items and increases in expenses due to expense offset arrangements, if any) on Class A, Class B, and Class C shares to 2.00%, 2.65%, and 2.65%, respectively.

  HYPOTHETICAL EXAMPLE OF EFFECT OF EXPENSES

     An investor would have directly or indirectly paid the following expenses on a $10,000 investment under the existing and estimated fees and expenses stated above, assuming a 5% annual return. The example also assumes that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower.

                                                      ONE    THREE     FIVE     TEN
                                                      YEAR   YEARS    YEARS    YEARS
                                                      ----   ------   ------   ------
EUROLAND
  Class A shares(1).................................  $731   $1,111   $1,515   $2,640
  Class B shares:
     Assuming complete redemption at end of
       period(2)....................................  $757   $1,091   $1,550   $2,717
     Assuming no redemption.........................  $257   $  791   $1,350   $2,717
  Class C shares:
     Assuming complete redemption at end of
       period(2)....................................  $357   $  791   $1,350   $2,875
     Assuming no redemption.........................  $257   $  791   $1,350   $2,875
EUROPEAN GROWTH
  Class A shares(1).................................  $727   $1,097   $1,491   $2,590
  Class B shares:
     Assuming complete redemption at end of
       period(2)....................................  $752   $1,076   $1,526   $2,666
     Assuming no redemption.........................  $252   $  776   $1,326   $2,666
  Class C shares:
     Assuming complete redemption at end of
       period(2)....................................  $352   $  776   $1,326   $2,826
     Assuming no redemption.........................  $252   $  776   $1,326   $2,826
COMBINED FUND
  Class A shares(1).................................  $722   $1,082   $1,466   $2,539
  Class B shares:
     Assuming complete redemption at end of
       period(2)....................................  $747   $1,061   $1,501   $2,616
     Assuming no redemption.........................  $247   $  761   $1,301   $2,616
  Class C shares:
     Assuming complete redemption at end of
       period(2)....................................  $347   $  761   $1,301   $2,776
     Assuming no redemption.........................  $247   $  761   $1,301   $2,776

---------------

(1) Assumes payment of maximum sales charge by the investor.

(2) Assumes payment of the applicable CDSC.

     THE "HYPOTHETICAL EXAMPLE" IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE FUNDS' ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT THE FUNDS' PROJECTED OR ACTUAL PERFORMANCE.

     The actual expenses attributable to each class of a fund's shares will depend upon, among other things, the level of average net assets and the extent to which a fund incurs variable expenses, such as transfer agency costs.

  SALES CHARGES

     No sales charges are applicable to shares of European Growth received in connection with the Reorganization.

     European Growth Class A shares, which will be issued to Euroland Class A shareholders pursuant to the Agreement, are sold at net asset value plus an initial sales charge of 5.50%. European Growth Class B Shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5.00% on certain redemptions made within six years from the date such shares were purchased. European Growth Class C Shares are offered at net asset value, without an initial sales charge, and are subject to maximum contingent deferred sales charge of 1.00% on certain redemptions made within one year from the date such shares were purchased.

     European Growth pays a fee in the amount of 0.35% of the average daily net assets of Class A shares to AIM Distributors for distribution services. European Growth pays AIM Distributors fees at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares and Class C shares for distribution services. For more information, see the discussion under the heading "Shareholder Information-Distribution and Service (12b-1) Fees" in the European Growth Prospectus attached as Appendix II to this Proxy Statement/Prospectus.

     The Class A shares of Euroland are sold at net asset value plus an initial sales charge of 5.50%. Euroland Class B shares are offered at net asset value without an initial sales charge and are subject to a maximum contingent deferred sales charge of 5.00% on certain redemptions made within six years from the date such shares were purchased. Euroland Class C shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 1.00% on certain redemptions made within one year from the date such shares were purchased.

     Euroland pays a fee in the amount of 0.35% of average daily net assets of the Class A shares to AIM Distributors for distribution services. Euroland pays AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares and Class C shares for distribution services.

  DISTRIBUTION; PURCHASE, EXCHANGE AND REDEMPTION

     Shares of European Growth and Euroland are both distributed by AIM Distributors. Purchase and redemption procedures are the same for both funds. Generally, shares of both funds may be exchanged for shares of other funds within The AIM Family of Funds(R) of the same class.

  FURTHER INFORMATION

     Additional information concerning European Growth is contained in this Proxy Statement/Prospectus and in the current prospectus for European Growth that is attached hereto as Appendix II. Further information concerning Euroland can be found in its prospectus which has been made part of this Proxy Statement/Prospectus by reference. See the cover page for information on how to receive further information.

                                  RISK FACTORS

COMPARATIVE RISKS

     European Growth and Euroland both invest in equity securities of European companies. Accordingly, many of the risks associated with an investment in European Growth are the same as the risks associated with an investment in Euroland. However, shareholders should keep in mind that the potential risks and benefits associated with investments in Euroland and in European Growth differ because of differences in geographic diversification and the size of the companies in which each fund invests. Euroland normally seeks to invest at least 80% of its assets in equity securities of issuers domiciled in countries that are members of the EMU. As a result, the performance of Euroland depends to a significant extent on the condition and performance of the EMU economy. Investors in Euroland are thus directly exposed to a significant degree to both the upturns and downturns in the EMU Market.

     The investments of European Growth are more diverse within the European market. Rather than limiting its investments to companies in the EMU, European Growth seeks to invest in securities of issuers throughout the European markets. As a result, following the Reorganization Euroland shareholders will lose any benefits associated with a fund that is heavily dependent on the performance of companies domiciled in countries that are members of the EMU. In return, such shareholders will gain the benefit of exposure to the full European economy European Growth offers.

     In addition, Euroland normally invests at least 80% of its assets in equity securities of large capitalization companies. By contrast, European Growth is not limited by the size of a company's market capitalization. While this flexibility allows European Growth to take advantage of growth opportunities in the small and micro-cap markets, the prices of equity securities of small and micro-cap companies may fluctuate more than the prices of equity securities of larger, more established companies. Further, since the equity securities of small and micro-cap companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for European Growth to sell these securities at a desired price. You should carefully consider these benefits and risks in determining whether to vote in favor of the proposed Reorganization.

RISKS ASSOCIATED WITH EUROPEAN GROWTH

     European Growth invests primarily in equity securities. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. European Growth invests in securities of foreign companies, which generally involves greater risks than investing in securities of domestic companies. The prices of foreign securities may be further affected by other factors, including:

     Currency exchange rates. The dollar value of European Growth's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

     Political and economic conditions. The value of European Growth's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

     Regulations. Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

     Markets. The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

     These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES OF EUROPEAN GROWTH AND EUROLAND

     The investment objective of European Growth is the same as the investment objective of Euroland -- long-term growth of capital.

INVESTMENT POLICIES OF EUROPEAN GROWTH

     European Growth seeks to meet its objective by investing, normally, at least 80% of its assets in marketable equity and debt securities of European companies, including companies with market capitalizations of less than $1 billion. European Growth considers European companies to be those (1) organized under the laws of a country in Europe and having a principal office in a country in Europe; (2) that derive 50% or more of their total revenues from business in Europe; or (3) whose equity securities are traded principally, on a stock exchange, or in an over-the-counter market, in Europe.

     European Growth will normally invest in the securities of companies located in at least three European countries. European Growth may invest up to 65% of its assets in European companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

     European Growth may invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of European companies. European Growth may invest up to 20% of its assets in securities of non-European companies. European Growth may also invest up to 20% of its total assets in high-grade, short-term securities and in debt securities, including U.S. Government obligations, investment-grade corporate bonds or taxable municipal securities.

     The portfolio managers focus on companies that have experienced above-average, long-term growth in earnings and have strong prospects for future growth. In selecting countries in which the fund will invest, the fund's portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The portfolio managers consider whether to sell a particular security when any of these factors materially change.

INVESTMENT POLICIES OF EUROLAND

     Euroland seeks to meet its objective by investing normally, at least 80% of its assets in equity securities of issuers domiciled in countries that are members of the EMU. These countries are designated as Euroland's primary investment area. Euroland typically considers a company to be domiciled in a particular country if it (1) is organized under the laws of a particular country or has its principal office in a particular country; or (2) derives 50% or more of its total revenues from business in that country, provided that, in the view of the portfolio manager, the value of the issuer's securities tends to reflect such country's development to a greater extent than developments elsewhere.

     Euroland will normally invest at least 65% of its total assets in equity securities of large capitalization companies. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants of companies with market capitalizations within the range of the market capitalizations of companies in the top 50% of the Morgan Stanley Capital International EMU Index at the time of purchase.

     Euroland may invest up to 20% of its assets in equity securities of issuers domiciled in developed countries outside of its primary investment area or in U.S. and foreign investment-grade debt securities, or securities deemed by the portfolio managers to be of comparable quality.

     In selecting investments, the portfolio managers seek to identify those countries and industries that, in view of political and economic considerations, including currency movements, are likely to produce above-average growth rates. The portfolio managers then balance the potential benefits with the risks of investing in those countries and industries. The portfolio managers allocate investments among fixed-income securities based on their views as to the best values then available in the marketplace. The portfolio managers consider whether to sell a particular security when any of these factors materially change.

EUROPEAN GROWTH PORTFOLIO MANAGEMENT

     AIM Advisors uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of European Growth's portfolio are

     - Jason T. Holzer, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the adviser and/or its affiliates since 1996,

     - Clas G. Olsson, Senior Portfolio Manager, who has been responsible for the fund since its inception in 1997 and has been associated with the adviser and/or its affiliates since 1994.

     They are assisted by the Europe/Canada Team. More information on the fund's management team may be found on our website (http://www.aimfunds.com).

MANAGEMENT'S DISCUSSION AND ANALYSIS OF PERFORMANCE

     A discussion of the performance of European Growth for the fiscal year ended October 31, 2001, is set forth in Appendix III to this Proxy Statement/Prospectus.

                              FINANCIAL HIGHLIGHTS

     Shown below are financial highlights for a Class A share, a Class B share and a Class C share of European Growth outstanding during each of the fiscal years ended October 31, 2001, 2000, 1999 and for the period November 3, 1997 (inception date), through October 31, 1998. This information has been audited by AIF's independent accountants whose unqualified report on the financial statements of European Growth are included in its annual report to shareholders for the fiscal year ended October 31, 2001. European Growth's annual report to shareholders dated October 31, 2001, is available without charge upon request made to AIF at the address or telephone number appearing on the cover page of this Proxy Statement/Prospectus.

                         EUROPEAN GROWTH CLASS A SHARES

                                                                CLASS A
                                         ------------------------------------------------------
                                                                               NOVEMBER 3, 1997
                                                                               (DATE OPERATIONS
                                               YEAR ENDED OCTOBER 31,            COMMENCED)TO
                                         -----------------------------------     OCTOBER 31,
                                         2001(a)        2000(a)       1999         1998(a)
                                         --------       --------     -------   ----------------
Net asset value, beginning of period...  $  23.59       $  16.42     $ 12.96       $ 10.00
                                         --------       --------     -------       -------
Income from investment operations:
  Net investment income (loss).........     (0.06)         (0.21)      (0.11)        (0.08)
  Net gains (losses) on securities
     (both realized and unrealized)....     (7.01)          7.38        3.58          3.04
                                         --------       --------     -------       -------
          Total from investment
            operations.................     (7.07)          7.17        3.47          2.96
                                         --------       --------     -------       -------
Less distributions from net investment
  income...............................        --             --       (0.01)           --
                                         --------       --------     -------       -------
          Net asset value, end of
            period.....................  $  16.52       $  23.59     $ 16.42       $ 12.96
                                         ========       ========     =======       =======
Total return(b)........................    (29.97)%        43.67%      26.81%        29.60%
Ratios/supplemental data:
  Net assets, end of period (000s
     omitted)..........................  $157,651       $273,605     $99,148       $76,686
Ratios of expenses to average net
  assets:..............................      1.83%(c)       1.69%       1.88%         1.98%(d)(e)
Ratio of net investment income (loss)
  to average net assets................     (0.32)%(c)     (0.82)%     (0.69)%       (0.58)%(e)
Portfolio turnover rate................        99%           112%        122%           93%

---------------

(a)  Calculated using average shares outstanding.

(b) Does not include sales charges and is not annualized for periods less than one year.

(c)  Ratios are based on average daily net assets of $212,672,819.

(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.15%.

(e)  Annualized.

                         EUROPEAN GROWTH CLASS B SHARES

                                                                CLASS B
                                         ------------------------------------------------------
                                                                               NOVEMBER 3, 1997
                                                                               (DATE OPERATIONS
                                               YEAR ENDED OCTOBER 31,           COMMENCED) TO
                                         -----------------------------------     OCTOBER 31,
                                         2001(a)        2000(a)       1999         1998(a)
                                         --------       --------     -------   ----------------
Net asset value, beginning of period...  $  23.11       $  16.20     $ 12.87       $ 10.00
                                         --------       --------     -------       -------
Income from investment operations:
  Net investment income (loss).........     (0.19)         (0.38)      (0.22)        (0.18)
  Net gains (losses) on securities
     (both realized and unrealized)....     (6.85)          7.29        3.55          3.05
                                         --------       --------     -------       -------
       Total from investment
          operations...................     (7.04)          6.91        3.33          2.87
                                         --------       --------     -------       -------
       Net asset value, end of
          period.......................  $  16.07       $  23.11     $ 16.20       $ 12.87
                                         ========       ========     =======       =======
Total return(b)........................    (30.46)%        42.65%      25.87%        28.70%
Ratios/supplemental data:
  Net assets, end of period (000s
     omitted)..........................  $105,324       $169,614     $67,074       $50,121
  Ratio of expenses to average net
     assets:...........................      2.50%(c)       2.39%       2.63%         2.72%(d)(e)
  Ratio of net investment income (loss)
     to average net assets.............     (0.98)%(c)     (1.52)%     (1.44)%       (1.32)%(e)
  Portfolio turnover rate..............        99%           112%        122%           93%

---------------

(a)  Calculated using average shares outstanding.

(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.

(c)  Ratios are based on average daily net assets of $136,238,861.

(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.89%.

(e)  Annualized.

                         EUROPEAN GROWTH CLASS C SHARES

                                                                 Class C
                                           ----------------------------------------------------
                                                                               NOVEMBER 3, 1997
                                                                               (DATE OPERATIONS
                                                Year Ended October 31,          COMMENCED) TO
                                           ---------------------------------     OCTOBER 31,
                                           2001(a)       2000(a)      1999         1998(a)
                                           -------       -------     -------   ----------------
Net asset value, beginning of period.....  $ 23.13       $ 16.21     $ 12.88        $10.00
                                           -------       -------     -------        ------
Income from investment operations:
  Net investment income (loss)...........    (0.19)        (0.38)      (0.23)        (0.18)
  Net gains (losses) on securities (both
     realized and unrealized)............    (6.85)         7.30        3.56          3.06
                                           -------       -------     -------        ------
       Total from investment
          operations.....................    (7.04)         6.92        3.33          2.88
                                           -------       -------     -------        ------
       Net asset value, end of period....  $ 16.09       $ 23.13     $ 16.21        $12.88
                                           =======       =======     =======        ======
Total return(b)..........................   (30.44)%       42.69%      25.85%        28.80%
Ratios/supplemental data:
  Net assets, end of period (000s
     omitted)............................  $32,604       $54,164     $11,938        $9,639
  Ratio of expenses to average net
     assets:.............................     2.50%(c)      2.39%       2.63%         2.72%(d)(e)
  Ratio of net investment income (loss)
     to average net assets...............    (0.98)%(c)    (1.52)%     (1.44)%       (1.32)%(e)
  Portfolio turnover rate................       99%          112%        122%           93%

---------------

(a)  Calculated using average shares outstanding.

(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.

(c)  Ratios are based on average daily net assets of $43,051,257.

(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.89%.

(e)  Annualized.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     European Growth will acquire all of the assets of Euroland in exchange for shares of European Growth and the assumption by European Growth of the liabilities of Euroland. Consummation of the Reorganization (the "Closing") is expected to occur on September 23, 2002, at 8:00 a.m. Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the NYSE on September 20, 2002.

     At the Effective Time, all of the assets of Euroland shall be delivered to the Custodian for the account of European Growth in exchange for the assumption by European Growth of all of the liabilities of any kind of Euroland and delivery by AIF directly to (i) Euroland Class A shareholders of a number of European Growth Class A shares and to (ii) Euroland Class B shareholders of a number of European Growth Class B shares and to (iii) Euroland Class C shareholders of a number of European Growth Class C shares, having an aggregate net asset value equal to the net value of the assets of Euroland transferred.

BOARD CONSIDERATIONS

     The Board of Trustees of AGS has determined that the Reorganization of Euroland is in the best interests of the shareholders of Euroland and will not dilute the interests of Euroland Shareholders. The Board of Trustees recommends approval of the Agreement by the shareholders of Euroland at the Special Meeting. A summary of the information that was presented to, and considered by, the Board of Trustees in making its determination is provided below.

     At a meeting of the Board of Trustees held on May 14-15, 2002, AIM Advisors proposed that the Board of Trustees consider the Reorganization of Euroland into European Growth. The Trustees received from AIM Advisors written materials that contained information concerning Euroland and European Growth, including comparative total return and fee and expense information, a comparison of the investment objectives of Euroland and European Growth and pro forma expense ratios of European Growth. AIM Advisors also provided the trustees with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization.

     In considering the Reorganization, the Board of Trustees noted that Euroland and European Growth have the same investment objective -- long-term growth of capital. European Growth seeks to meet its objective by investing, normally, at least 80% of its total assets in marketable equity securities of European companies, including companies with market capitalizations of less than $1 billion. European Growth will normally invest in the securities of companies located in at least three European countries. European Growth may invest up to 65% of its total assets in European companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. Euroland, on the other hand, is limited to investing the majority of its assets in the equity securities of large capitalization companies domiciled in countries that are members of the EMU. The Board of Trustees noted that the broader range of investment options available to European Growth provides AIM Advisors greater flexibility to respond to changing market conditions.

     In addition, the Board of Trustees noted that Euroland is a fund that attracts market timers, in spite of AIM Advisors' best efforts to eliminate them. For the period January 1, 2002 through February 22, 2002, Euroland had in excess of $139 million redeemed or exchanged by market timers. These fund flows adversely affect AIM Advisors' ability to manage Euroland's investments and have a detrimental effect on fund performance.

     The Board of Trustees considered the performance of Euroland in relation to the performance of European Growth, noting that European Growth has generally outperformed Euroland. European Growth has provided a higher average annual return to its shareholders in each of the most recent one and three-year periods. Moreover, since inception, European Growth has provided an average annual total return to its shareholders of 12.58%, compared to an average annual total return for Euroland of 8.36%. AIM Advisors noted that Euroland's performance has been poor. It ranks in the bottom ten percent of its Lipper and Morningstar categories for 1, 3, 5 and 10 years.

     In addition, the Board of Trustees compared the relative performance of European Growth and Euroland in their respective fund sectors. As of December 31, 2001, the Lipper Inc. rankings for European Growth and Euroland were as follows:

                                  LIPPER RANK
                                (PERCENTILE)(1)

                                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                      ------   -------   -------   --------
European Growth(2)..................................    66%       6%       N/A       N/A
Euroland............................................    94%      89%        93%       95%

---------------

(1) Under the Lipper ranking system, the lower the percentile rank, the better the performance.

(2) Lipper places European Growth and Euroland in the European Stock Fund category.

     The Board considered the operating expenses incurred by the two funds. The total operating expenses of Euroland, expressed as a percentage of average daily net assets, are higher than the total operating expenses of European Growth. AIM Advisors reported to the Board of Trustees that on a pro forma basis, the total operating expense ratios for European Growth Class A, B and C shares are expected to be approximately 0.10% lower than the total operating expense ratios for Euroland Class A, B and C shares.

     AIM Advisors noted that European Growth's better long-term performance and lower expense ratio should make European Growth a better investment for shareholders than Euroland.

     In addition, the Reorganization may result in reduced revenues for AIM Advisors, since AIM Advisors receives slightly lower management fees on the assets presently held by European Growth. However, AIM Advisors could also benefit in the future if the assets of the combined fund grow faster than the assets of the individual funds would have grown in the absence of the Reorganization.

     The Board of Trustees also noted that no initial sales or other charges would be imposed on any of the shares of European Growth issued to the shareholders of Euroland in connection with the Reorganization. Finally, the Board of Trustees reviewed the principal terms of the Agreement. The Board of Trustees noted that Euroland would be provided with an opinion of counsel that the Reorganization would be tax-free as to Euroland and its shareholders.

     Based on the foregoing, and the information presented to it at the meeting on May 14-15, 2002, the Board of Trustees determined that the Reorganization will not dilute the interests of the shareholders of Euroland and is in the best interest of the Euroland shareholders in view of the better historical performance and greater capital and geographical diversification of European Growth. Therefore, the Board of Trustees recommends the approval of the Reorganization by the shareholders of Euroland.

     At a meeting of the Board of Directors of European Growth held on May 14-15, 2002, the Board recommended approval of the Reorganization by the shareholders of European Growth. The Board of Directors determined that the Reorganization was in the best interests of the shareholders of European Growth and that the Reorganization will not dilute the interests of European Growth's shareholders.

OTHER TERMS

     The Agreement may be amended without shareholder approval by mutual agreement of AGS and AIF. If any amendment is made to the Agreement which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval.

     Each of AGS and AIF has made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of AGS and AIF pursuant to the Agreement with respect to Euroland or European Growth are subject to various conditions, including the following:

     - the assets of Euroland to be acquired by European Growth shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Euroland immediately prior to the Reorganization;

     - AIF's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     - the shareholders of Euroland shall have approved the Agreement; and

     - AGS and AIF shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP, that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for Euroland, European Growth or their shareholders.

     Euroland and European Growth will bear their own costs and expenses in connection with the Reorganization.

     The Board of Trustees of AGS may waive without shareholder approval any default by AIF or any failure by AIF to satisfy any of the conditions to AGS's obligations as long as such a waiver will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of Euroland. The Agreement may be terminated and the Reorganization may be abandoned by either AGS or AIF at any time by mutual agreement of AGS and AIF, or by either party in the event that Euroland shareholders do not approve the Agreement or if the Closing does not occur on or before December 1, 2002.

FEDERAL TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     - the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by Euroland upon the transfer of its assets to European Growth;

     - no gain or loss will be recognized by any shareholder of Euroland upon the exchange of shares of Euroland solely for shares of European Growth;

     - the tax basis of the shares of European Growth to be received by a shareholder of Euroland will be the same as the tax basis of the shares of Euroland surrendered in exchange therefor;

     - the holding period of the shares of European Growth to be received by a shareholder of Euroland will include the holding period for which such shareholder held the shares of Euroland exchanged therefor, provided that such shares of Euroland are capital assets in the hands of such shareholder as of the Closing;

     - no gain or loss will be recognized by European Growth on the receipt of assets of Euroland in exchange for shares of European Growth and European Growth's assumption of Euroland's liabilities;

     - the tax basis of the assets of Euroland in the hands of European Growth will be the same as the tax basis of such assets in the hands of Euroland immediately prior to the Reorganization;

     - European Growth will succeed to and take into account the capital loss carryover and certain other tax attributes of Euroland, subject to all relevant conditions and limitations on the use of such tax benefits; and

     - the holding period of the assets of Euroland to be received by European Growth will include the holding period of such assets in the hands of Euroland immediately prior to the Reorganization.

     As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to AGS and AIF as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon the accuracy, as of the date of Closing, of certain representations of AGS and AIF upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion, which representations include, but are not limited to, the following (taking into account for purposes thereof any events that are part of the plan of reorganization):

     - there is no plan or intention by the shareholders of Euroland to redeem a number of shares of European Growth received in the Reorganization that would reduce Euroland shareholders' ownership of European Growth shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding shares of Euroland as of the Closing Date;

     - following the Reorganization, European Growth will continue the historic business of Euroland (for this purpose "historic business" shall mean the business most recently conducted by Euroland which was not entered into in connection with the Reorganization) or use a significant portion of Euroland's historic business assets in its business;

     - at the direction of Euroland, European Growth will issue directly to each Euroland shareholder pro rata the shares of European Growth that Euroland constructively receives in the Reorganization and Euroland will distribute its other properties (if any) to its shareholders on, or as promptly as practicable after, the Closing;

     - European Growth has no plan or intention to reacquire any of its shares issued in the Reorganization, except to the extent that European Growth is required by the Investment Company Act of 1940 (the "1940 Act") to redeem any of its shares presented for redemption;

     - European Growth does not plan or intend to sell or otherwise dispose of any of the assets of Euroland acquired in the Reorganization, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its status as a "regulated investment company" ("RIC") under the Code;

     - European Growth, Euroland and the shareholders of Euroland will pay their respective expenses, if any, incurred in connection with the Reorganization;

     - European Growth will acquire at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Euroland immediately before the Reorganization, including for this purpose any amounts used by Euroland to pay its reorganization expenses and all redemptions and distributions made by Euroland immediately before the Reorganization (other than redemptions pursuant to a demand of a shareholder in the ordinary course of Euroland's business as an open-end diversified management investment company under the 1940 Act and regular, normal dividends not in excess of the requirements of
       Section 852 of the Code); and

     - European Growth and Euroland have each elected to be taxed as a RIC under
       Section 851 of the Code and will each have qualified for the special Federal tax treatment afforded RICs under the Code for all taxable periods (including the last short taxable period of Euroland ending on the Closing and the taxable year of European Growth that includes the Closing).

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF EUROLAND. EUROLAND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to European Growth of the assets of Euroland will be the same as the book cost basis of such assets to Euroland.

           ADDITIONAL INFORMATION ABOUT EUROPEAN GROWTH AND EUROLAND

     For more information with respect to AIF and European Growth concerning the following topics, please refer to European Growth's Prospectus as indicated: (i) see "Investment Objective and Strategies" and "Fund Management" for further information regarding AIF and European Growth; (ii) see "Investment Objective and Strategies," "Fund Management," and "Other Information" for further information regarding management of AIF and European Growth; (iii) see "Fund Management" and "Other Information" for further information regarding the shares of AIF and European Growth; (iv) see "Fund Management," "Other Information," and "Shareholder Information" for further information regarding the purchase, redemption and repurchase of shares of AIF and European Growth.

     For more information with respect to AGS and Euroland concerning the following topics, please refer to Euroland's Prospectus as indicated: (i) see "Investment Objective and Strategies" and "Fund Management" for further information regarding AGS and Euroland; (ii) see "Investment Objective and Strategies," "Fund Management," and "Other Information" for further information regarding the shares of AGS and Euroland; (iii) see "Fund Management," "Other Information," and "Shareholder Information" for further information regarding the purchase, redemption and repurchase of AGS and Euroland.

                             RIGHTS OF SHAREHOLDERS

     The following discussion provides information with respect to the differences in the rights of shareholders under Maryland law and Delaware law.

GENERAL

     AIF is a Maryland corporation and AGS is a Delaware business trust. There is much that is similar between the two forms of organization. For example, the responsibilities, powers and fiduciary duties of the trustees of AGS are substantially the same as those of the directors of AIF.

     There are, however, certain differences between the two forms of organization. The operations of AIF, as a Maryland corporation, are governed by its Articles of Incorporation, and amendments and supplements thereto, and applicable Maryland law. The operations of AGS, as a Delaware business trust, are governed by its Agreement and Declaration of Trust, as amended (the "Declaration of Trust") and Delaware law.

LIABILITY OF SHAREHOLDERS

     The Delaware Business Trust Act provides that shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware business trust might be held personally liable for the trust's obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The AGS Declaration of Trust provides that shareholders of the Trust shall not be subject to any personal liability for acts or obligations of the Trust and that every written agreement, obligation or other undertaking made or issued by the Trust shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the Declaration of Trust provides for indemnification out of the Trust's property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his investment due to shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of the Trust, the possibility of the Trust being unable to meet its obligations is considered remote, and even if a claim were brought against the Trust and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

     Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he receives any distribution which exceeds the amount which he could properly receive under Maryland law or where such liability is necessary to prevent fraud.

ELECTION OF DIRECTORS/TRUSTEES; TERMS

     The shareholders of AIF have elected the directors of AIF. Each director serves until a successor is elected, subject to earlier death, incapacitation, resignation, retirement or removal (see below). Shareholders may elect successors to such directors only at annual or special meetings of shareholders.

     The shareholders of AGS have elected the trustees of AGS. Such trustees serve for the life of AGS, subject to the earlier death, incapacitation, resignation, retirement or removal (see below). Shareholders may elect successors to such trustees only at annual or special meetings of shareholders.

REMOVAL OF DIRECTORS/TRUSTEES

     A director of AIF may be removed by the affirmative vote of a majority of the Board of Directors, a committee of the Board of Directors appointed for such purpose, or the holders of a majority of the outstanding shares of AIF.

     A trustee of AGS may be removed at any time by vote of at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of AGS. The Declaration of Trust provides that vacancies may be filled by appointment by the remaining trustees.

MEETINGS OF SHAREHOLDERS

     AGS is not required to hold annual meetings of shareholders unless required by the 1940 Act and does not intend to do so. The bylaws of AGS provide that a majority of the trustees may call special meetings of shareholders and the trustees shall call a special meeting of the shareholders upon written request of the holders of not less than 10% of the Trust's shares. Special meetings may be called for the purpose of electing trustees or for any other action requiring shareholder approval, or for any matter deemed by the trustees to be necessary or desirable.

     AIF is not required to hold annual meetings of shareholders and does not intend to do so unless required by the 1940 Act. AIF's bylaws provide that a special meeting of shareholders may be called by the President, Secretary, a majority of the Board of Directors or holders of shares entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting may be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

LIABILITY OF DIRECTORS/TRUSTEES AND OFFICERS; INDEMNIFICATION

     Delaware law provides that trustees of a business trust shall not be liable to the business trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. Under the AGS Declaration of Trust, the trustees and officers of AGS are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Delaware law allows a business trust to indemnify and hold harmless any trustee or other person against any and all claims and demands. The AGS Declaration of Trust requires the indemnification of its trustees and officers to the fullest extent permitted by Delaware law, except with respect to any matter in which it has been determined that such director or officer acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

     Maryland law permits a corporation to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. AIF's Articles of Incorporation eliminate director and officer liability to the fullest extent permitted under Maryland law. Under Maryland law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Maryland law permits indemnification for other matters unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.

TERMINATION

     AGS or any series or class of shares of beneficial interest in AGS may be terminated by (1) a majority shareholder vote of AGS or the affected series or class, respectively, or (2) if there are fewer than 100 shareholders of record of AGS or of such terminating series or class, the trustees pursuant to written notice to the shares of AGS or the affected series or class.

     Maryland law provides that AIF may be dissolved by the vote of a majority of the Board of Directors and two-thirds of the shares entitled to vote on the dissolution.

VOTING RIGHTS OF SHAREHOLDERS

     The AGS Declaration of Trust grants shareholders power to vote only with respect to the following: (i) election of trustees; (ii) removal of trustees,
(iii) approval of investment advisory contracts, as required by the 1940 Act;
(iv) termination of AGS or a series or class of its shares of beneficial interest, (v) amendment of the Declaration of Trust, (vi) sale of all or substantially all of the assets of AGS or one of its investment portfolios,
(vii) merger or consolidation of AGS or any of its investment portfolios, with certain exceptions, and (viii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

     Shareholders of a Maryland corporation such as AIF are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland corporation law.

DISSENTERS' RIGHTS

     Neither Delaware law nor the Declaration of Trust confers upon AGS shareholders appraisal or dissenters' rights.

     Under Maryland law, AIF's shareholders may not demand the fair value of their shares from the successor company in a transaction involving the transfer of the Trust's assets and are bound by the terms of the transaction.

AMENDMENTS TO ORGANIZATION DOCUMENTS

     Consistent with Delaware law, the Board of Trustees of AGS may, without shareholder approval, amend the Declaration of Trust at any time, except that no amendment may be made which repeals the limitations of personal liability of any shareholder, which reduces the amount payable in respect of the shares of AGS upon liquidation of AGS or which diminishes or eliminates any voting rights pertaining to the shares of AGS, without approval of the majority of the shares of AGS. The trustees shall have the power to alter, amend or repeal the bylaws of AGS or adopt new bylaws at any time.

     Consistent with Maryland law, AIF reserves the right to amend, alter, change or repeal any provision contained in their Articles of Incorporation in the manner now or hereafter prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding stock, and all rights conferred on shareholders are granted subject to this reservation. The Board of Directors of AIF may approve amendments to the Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval. Other amendments to the AIF Articles of Incorporation may be adopted if approved by a vote of a majority of the shares at any meeting at which a quorum is present. The AIF bylaws provide that the bylaws may be amended at any regular meeting or special meeting of the stockholders provided that notice of such amendment is contained in the notice of the special meeting. Except as to any particular bylaw which is specified as not subject to amendment by the Board of Directors, the bylaws may be also amended by the affirmative vote of a majority of the Board of Directors at any regular or special meetings of the Board.

                OWNERSHIP OF EUROLAND AND EUROPEAN GROWTH SHARES

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who as of June 10, 2002 to the knowledge of AGS, owned 5% or more of any class of the outstanding shares of Euroland:

                                                       NUMBER                      PERCENT OWNED
                                         CLASS OF    OF SHARES     PERCENT OWNED   OF RECORD AND
NAME AND ADDRESS                          SHARES       OWNED        OF RECORD*     BENEFICIALLY
----------------                         --------   ------------   -------------   -------------
Merrill Lynch Pierce Fenner & Smith....  Class A    2,140,709.43       10.72%           -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246

                                                       NUMBER                      PERCENT OWNED
                                         CLASS OF    OF SHARES     PERCENT OWNED   OF RECORD AND
NAME AND ADDRESS                          SHARES       OWNED        OF RECORD*     BENEFICIALLY
----------------                         --------   ------------   -------------   -------------
Merrill Lynch Pierce Fenner & Smith....  Class B      178,254.60        7.97%           -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246
Merrill Lynch Pierce Fenner & Smith....  Class C       80,876.54       29.23%           -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246

---------------

* AGS has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

Listed below is the name, address and percent ownership of each person who as of June 10, 2002 to the knowledge of AIF, owned 5% or more of any class of the outstanding shares of European Growth:

                                                       NUMBER                     PERCENT OWNED
                                          CLASS OF   OF SHARES    PERCENT OWNED   OF RECORD AND
NAME AND ADDRESS                           SHARES      OWNED       OF RECORD*     BENEFICIALLY
----------------                          --------   ----------   -------------   -------------
Charles Schwab & Co. Inc................  Class A    619,783.32        7.00%           -0-
Reinvestment Account
101 Montgomery St.
San Francisco, CA 94104
Merrill Lynch Pierce Fenner & Smith.....  Class A    517,159.01        5.84%           -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246
Merrill Lynch Pierce Fenner & Smith.....  Class B    432,238.70        7.02%           -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246
Merrill Lynch Pierce Fenner & Smith.....  Class C    373,881.93       20.31%           -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246

---------------

* AIF has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

SHARE OWNERSHIP BY EXECUTIVE OFFICERS AND DIRECTORS/TRUSTEES

     To the best of the knowledge of AGS, the ownership of shares of Euroland by executive officers or trustees of AGS as a group constituted less than 1% of the outstanding shares of each class of such fund as of June 10, 2002. To the best of the knowledge of AIF, the ownership of shares of European Growth by executive officers and directors of AIF as a group constituted less than 1% of the outstanding shares of each class of such fund as of June 10, 2002.

                                 CAPITALIZATION

     The following table sets forth as of October 31, 2001, (i) the capitalization of Euroland Class A, Class B and Class C Shares, (ii) the capitalization of European Growth Class A, Class B and Class C shares, and (iii) the pro forma capitalization of European Growth Class A, Class B, and Class C shares as adjusted to give effect to the transactions contemplated by the Agreement.

                          EUROLAND AND EUROPEAN GROWTH

                                                                                PRO FORMA
                                                                             EUROPEAN GROWTH
                                             EUROLAND      EUROPEAN GROWTH   CLASS A SHARES
                                          CLASS A SHARES   CLASS A SHARES      AS ADJUSTED
                                          --------------   ---------------   ---------------
Net Assets..............................   $207,463,521     $157,650,544      $365,114,065
Shares Outstanding......................     21,244,356        9,543,012        22,107,017
Net Asset Value Per Share...............   $       9.77     $      16.52      $      16.52

                                                                              PRO FORMA
                                            EUROLAND                       EUROPEAN GROWTH
                                             CLASS B     EUROPEAN GROWTH   CLASS B SHARES
                                             SHARES      CLASS B SHARES      AS ADJUSTED
                                           -----------   ---------------   ---------------
Net Assets...............................  $33,818,428    $105,324,387      $139,142,815
Shares Outstanding.......................    3,641,592       6,553,435         8,658,624
Net Asset Value Per Share................  $      9.29    $      16.07      $      16.07

                                                                              PRO FORMA
                                             EUROLAND                      EUROPEAN GROWTH
                                             CLASS C     EUROPEAN GROWTH   CLASS C SHARES
                                              SHARES     CLASS C SHARES      AS ADJUSTED
                                            ----------   ---------------   ---------------
Net Assets................................  $2,477,776     $32,603,718       $35,081,494
Shares Outstanding........................     266,887       2,026,798         2,180,727
Net Asset Value Per Share.................  $     9.28     $     16.09       $     16.09

                                 LEGAL MATTERS

     Certain legal matters concerning AIF and its participation in the Reorganization, the issuance of shares of European Growth in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599.

                     INFORMATION FILED WITH THE SECURITIES
                            AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which AGS and AIF have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for AGS's registration statement containing the Prospectus and Statement of Additional Information relating to Euroland is Registration No. 811-02699. Such Prospectus and Statement of Additional Information are incorporated herein by reference. The SEC file number for AIF's registration statement containing the Prospectus and Statement of Additional Information relating to European Growth is Registration No. 811-05426. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

     AIF and AGS are subject to the informational requirements of the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by AGS and AIF (including the Registration Statement of AIF relating to European Growth on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional office of the SEC at 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at http://www.sec.gov that contains information regarding AIF, AGS and other registrants that file electronically with the SEC.

                                                                      APPENDIX I

                                   AGREEMENT
                                      AND
                             PLAN OF REORGANIZATION
                                      FOR
                            AIM EUROLAND GROWTH FUND
                            A SEPARATE PORTFOLIO OF
                               AIM GROWTH SERIES
                                  MAY 15, 2002

                               TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
ARTICLE 1 DEFINITIONS.........................................................   I-1
SECTION 1.1.      Definitions.................................................   I-1

ARTICLE 2 TRANSFER OF ASSETS..................................................   I-3
SECTION 2.1.      Reorganization of Euroland Growth...........................   I-3
SECTION 2.2.      Computation of Net Asset Value..............................   I-4
SECTION 2.3.      Valuation Date..............................................   I-4
SECTION 2.4.      Delivery....................................................   I-4
SECTION 2.5.      Termination of Series.......................................   I-5
SECTION 2.6.      Issuance of European Development Shares.....................   I-5
SECTION 2.7.      Investment Securities.......................................   I-5
SECTION 2.8.      Liabilities.................................................   I-5

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF AGS...............................   I-5
SECTION 3.1.      Organization; Authority.....................................   I-5
SECTION 3.2.      Registration and Regulation of AGS..........................   I-6
SECTION 3.3.      Financial Statements........................................   I-6
SECTION 3.4.      No Material Adverse Changes; Contingent Liabilities.........   I-6
SECTION 3.5.      Euroland Growth Shares; Liabilities; Business Operations....   I-6
SECTION 3.6.      Accountants.................................................   I-7
SECTION 3.7.      Binding Obligation..........................................   I-7
SECTION 3.8.      No Breaches or Defaults.....................................   I-7
SECTION 3.9.      Authorizations or Consents..................................   I-7
SECTION 3.10.     Permits.....................................................   I-7
SECTION 3.11.     No Actions, Suits or Proceedings............................   I-8
SECTION 3.12.     Contracts...................................................   I-8
SECTION 3.13.     Properties and Assets.......................................   I-8
SECTION 3.14.     Taxes.......................................................   I-8
SECTION 3.15.     Benefit and Employment Obligations..........................   I-9
SECTION 3.16.     Brokers.....................................................   I-9
SECTION 3.17.     Voting Requirements.........................................   I-9
SECTION 3.18.     State Takeover Statutes.....................................   I-9
SECTION 3.19.     Books and Records...........................................   I-9
SECTION 3.20.     Prospectus and Statement of Additional Information..........   I-9
SECTION 3.21.     No Distribution.............................................   I-9
SECTION 3.22.     Liabilities of Euroland Growth..............................   I-9
SECTION 3.23.     Value of Shares.............................................   I-9
SECTION 3.24.     Shareholder Expenses........................................  I-10
SECTION 3.25.     Intercompany Indebtedness...................................  I-10

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF AIF...............................  I-10
SECTION 4.1.      Organization; Authority.....................................  I-10
SECTION 4.2.      Registration and Regulation of AIF..........................  I-10
SECTION 4.3.      Financial Statements........................................  I-10
SECTION 4.4.      No Material Adverse Changes; Contingent Liabilities.........  I-10
SECTION 4.5.      Registration of European Development Class A Shares,
                  European Development Class B Shares and European Development
                  Class C Shares..............................................  I-11

                                                                                PAGE
                                                                                ----
SECTION 4.6.      Accountants.................................................  I-11
SECTION 4.7.      Binding Obligation..........................................  I-11
SECTION 4.8.      No Breaches or Defaults.....................................  I-11
SECTION 4.9.      Authorizations or Consents..................................  I-12
SECTION 4.10.     Permits.....................................................  I-12
SECTION 4.11.     No Actions, Suits or Proceedings............................  I-12
SECTION 4.12.     Taxes.......................................................  I-12
SECTION 4.13.     Brokers.....................................................  I-13
SECTION 4.14.     Representations Concerning the Reorganization...............  I-13
SECTION 4.15.     Prospectus and Statement of Additional Information..........  I-13
SECTION 4.16.     Value of Shares.............................................  I-13
SECTION 4.17.     Intercompany Indebtedness; Consideration....................  I-14

ARTICLE 5 COVENANTS...........................................................  I-14
SECTION 5.1.      Conduct of Business.........................................  I-14
SECTION 5.2.      Announcements...............................................  I-14
SECTION 5.3.      Expenses....................................................  I-14
SECTION 5.4.      Further Assurances..........................................  I-14
SECTION 5.5.      Notice of Events............................................  I-14
SECTION 5.6.      Access to Information.......................................  I-15
SECTION 5.7.      Consents, Approvals and Filings.............................  I-15
SECTION 5.8.      Submission of Agreement to Shareholders.....................  I-15

ARTICLE 6 CONDITIONS PRECEDENT TO THE REORGANIZATION..........................  I-15
SECTION 6.1.      Conditions Precedent of AIF.................................  I-15
SECTION 6.2.      Mutual Conditions...........................................  I-16
SECTION 6.3.      Conditions Precedent of AGS.................................  I-17

ARTICLE 7 TERMINATION OF AGREEMENT............................................  I-17
SECTION 7.1.      Termination.................................................  I-17
SECTION 7.2.      Survival After Termination..................................  I-17

ARTICLE 8 MISCELLANEOUS.......................................................  I-18
SECTION 8.1.      Survival of Representations and Warranties..................  I-18
SECTION 8.2.      Governing Law...............................................  I-18
SECTION 8.3.      Binding Effect, Persons Benefiting, No Assignment...........  I-18
SECTION 8.4.      Obligations of AIF and AGS..................................  I-18
SECTION 8.5.      Amendments..................................................  I-18
SECTION 8.6.      Enforcement.................................................  I-18
SECTION 8.7.      Interpretation..............................................  I-18
SECTION 8.8.      Counterparts................................................  I-18
SECTION 8.9.      Entire Agreement; Schedules.................................  I-19
SECTION 8.10.     Notices.....................................................  I-19
SECTION 8.11.     Representations by AIM Advisors.............................  I-19

Schedule 6.1(d)   Opinion of Counsel to AGS
Schedule 6.2(f)   Tax Opinions
Schedule 6.3(d)   Opinion of Counsel to AIF

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of May 15, 2002 (this "Agreement"), by and among AIM Growth Series, a Delaware business trust ("AGS"), acting on behalf of AIM Euroland Growth Fund ("Euroland Growth"), a separate series of AGS, AIM International Funds, Inc., a Maryland corporation ("AIF"), acting on behalf of AIM European Development Fund ("European Development") (to be renamed "AIM European Growth Fund" effective July 1, 2002), a separate series of AIF, and A I M Advisors, Inc. ("AIM Advisors"), a Delaware corporation.

                                   WITNESSETH

     WHEREAS, AGS is a management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Euroland Growth, for sale to the public; and

     WHEREAS, AIF is a management investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in its investment portfolios, including European Development, for sale to the public; and

     WHEREAS, AIM Advisors provides investment advisory services to both AGS and AIF; and

     WHEREAS, Euroland Growth desires to provide for its reorganization through the transfer of all of its assets to European Development in exchange for the assumption by European Development of all of the liabilities of Euroland Growth and the issuance by AIF of shares of European Development in the manner set forth in this Agreement; and

     WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, AGS, AIF and AIM Advisors agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1. Definitions For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

     "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

     "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

     "Agreement" means this Agreement and Plan of Reorganization, together with all schedules and exhibits attached hereto and all amendments hereto and thereof.

     "AGS" means AIM Growth Series, a Delaware business trust.

     "AGS Registration Statement" means the registration statement on Form N-1A of AGS, as amended, 1940 Act Registration No. 811-2699.

     "AIF" means AIM International Funds, Inc., a Maryland corporation.

     "AIF Registration Statement" means the registration statement on Form N-1A of AIF, as amended, 1940 Act Registration No. 811-6463.

     "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA (as defined below)) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by AGS on behalf of Euroland Growth, or otherwise providing benefits to any current or former employee, officer or trustee of AGS.

     "Closing" means the transfer of the assets of Euroland Growth to European Development, the assumption of all of Euroland Growth's liabilities by European Development and the issuance of European Development Shares directly to Euroland Growth Shareholders as described in Section 2.1 of this Agreement.

     "Closing Date" means September 23, 2002 or such other date as the parties may mutually determine.

     "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

     "Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of European Development and Euroland Growth.

     "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

     "Euroland Growth Shareholders Meeting" means a meeting of the shareholders of Euroland Growth convened in accordance with applicable law and the Agreement and Declaration of Trust of AGS to consider and vote upon the approval of this Agreement and the Reorganization of Euroland Growth contemplated by this Agreement.

     "European Development" means AIM European Development Fund, a separate series of shares of the capital stock of AIF.

     "European Development Class A Shares" means Class A Shares of stock of European Development issued by AIF.

     "European Development Class B Shares" means Class B Shares of stock of European Development issued by AIF.

     "European Development Class C Shares" means Class C Shares of stock of European Development issued by AIF.

     "European Development Financial Statements" shall have the meaning set forth in Section 4.3 of this Agreement.

     "European Development Shares" means shares of capital stock of European Development issued pursuant to Section 2.6 of this Agreement.

     "Euroland Growth" means AIM Euroland Growth Fund, a separate series of AGS.

     "Euroland Growth Class A Shares" means Class A Shares of beneficial interest of Euroland Growth issued by AGS.

     "Euroland Growth Class B Shares" means Class B Shares of beneficial interest of Euroland Growth issued by AGS.

     "Euroland Growth Class C Shares" means Class C Shares of beneficial interest of Euroland Growth issued by AGS.

     "Euroland Growth Financial Statements" shall have the meaning set forth in
Section 3.3 of this Agreement.

     "Euroland Growth Shareholders" means the holders of record as of the Effective Time of the issued and outstanding shares of beneficial interest in Euroland Growth.

     "Euroland Growth Shares" means the issued and outstanding shares of beneficial interest in Euroland Growth.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

     "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

     "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

     "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

     "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

     "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

     "Reorganization" means the acquisition of the assets of Euroland Growth by European Development in consideration of the assumption by European Development of all of the liabilities of Euroland Growth and the issuance by AIF of European Development Shares directly to Euroland Growth Shareholders as described in this Agreement, and the termination of Euroland Growth's status as a designated series of shares of AGS.

     "Required Shareholder Vote" shall have the meaning set forth in Section
3.17 of this Agreement.

     "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

     "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

     "Valuation Date" shall have the meaning set forth in Section 2.3 of this Agreement.

                                   ARTICLE 2

                               TRANSFER OF ASSETS

     SECTION 2.1. Reorganization of Euroland Growth At the Effective Time, all of the assets of Euroland Growth shall be delivered to the Custodian for the account of European Development in exchange for the assumption by European Development of all of the liabilities of any kind of Euroland

Growth and delivery by AIF directly to (i) the holders of record as of the Effective Time of the issued and outstanding Class A shares of Euroland Growth of a number of European Development Class A shares (including, if applicable, fractional shares rounded to the nearest thousandth), to (ii) the holders of record as of the Effective Time of the issued and outstanding Class B shares of Euroland Growth of a number of European Development Class B shares (including, if applicable, fractional shares rounded to the nearest thousandth), and to
(iii) the holders of record as of the Effective Time of the issued and outstanding Class C shares of Euroland Growth of a number of European Development Class C shares (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the net value of the assets of Euroland Growth so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, AIM European Development Fund will receive good and marketable title to such assets free and clear of all Liens.

     SECTION 2.2.  Computation of Net Asset Value

     (a) The net asset value of European Development Shares, and the net value of the assets of Euroland Growth, shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Valuation Date.

     (b) The net asset value of European Development Shares shall be computed in accordance with the policies and procedures of European Development as described in the AIF Registration Statement.

     (c) The net value of the assets of Euroland Growth to be transferred to European Development pursuant to this Agreement shall be computed in accordance with the policies and procedures of Euroland Growth as described in the AGS Registration Statement.

     (d) All computations of value regarding the net assets of Euroland Growth and the net asset value of European Development Shares to be issued pursuant to this Agreement shall be made by agreement of AGS and AIF. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

     SECTION 2.3. Valuation Date The assets of Euroland Growth and the net asset value per share of European Development Shares shall be valued as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date"). The share transfer books of Euroland Growth will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Euroland Growth received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Euroland Growth. Redemption requests thereafter received by Euroland Growth shall be deemed to be redemption requests for European Development Class A Shares, European Development Class B Shares or European Development Class C Shares, as applicable (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Euroland Growth Shareholders under this Agreement.

     SECTION 2.4.  Delivery

     (a) Assets held by Euroland Growth shall be delivered by AGS to the Custodian on the Closing Date. No later than three (3) business days preceding the Closing Date, AGS shall instruct the Custodian to transfer such assets to the account of European Development. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Euroland Growth shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of European Development at the Custodian.

     (b) If, on the Closing Date, Euroland Growth is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Euroland Growth for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Euroland Growth or its broker, then AIF shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Euroland Growth has delivered to the Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by AIF or the Custodian, including brokers' confirmation slips.

     SECTION 2.5. Termination of Series As soon as reasonably practicable after the Closing Date, the status of Euroland Growth as a designated series of shares of AGS shall be terminated; provided, however, that the termination of the status of Euroland Growth as a series of shares of AGS shall not be required if the Reorganization shall not have been consummated.

     SECTION 2.6. Issuance of European Development Shares At the Effective Time, Euroland Growth Shareholders of record as of the close of regular trading on the NYSE on the Valuation Date holding Euroland Growth Class A shares shall be issued that number of full and fractional Class A shares of European Development having a net asset value equal to the net asset value of Euroland Growth Class A shares held by Euroland Growth Shareholders on the Valuation Date, Euroland Growth Shareholders of record as of the Valuation Date holding Euroland Growth Class B shares shall be issued that number of full and fractional Class B shares of European Development having a net asset value equal to the net asset value of Euroland Growth Class B Shares held by Euroland Growth Shareholders on the Valuation Date, and Euroland Growth Shareholders of record as of the Valuation Date holding Euroland Growth Class C shares shall be issued that number of full and fractional Class C shares of European Development having a net asset value equal to the net asset value of Euroland Growth Class C shares held by Euroland Growth Shareholders on the Valuation Date. All issued and outstanding shares of beneficial interest in Euroland Growth shall thereupon be canceled on the books of AGS. AGS shall provide instructions to the transfer agent of AIF with respect to European Development Class A Shares, European Development Class B Shares and European Development Class C Shares to be issued to Euroland Growth Shareholders. AIF shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. AIF shall record on its books the ownership of European Development Class A shares, European Development Class B shares and European Development Class C Shares by Euroland Growth Shareholders and shall forward a confirmation of such ownership to Euroland Growth Shareholders. No redemption or repurchase of such shares credited to former Euroland Growth Shareholders in respect of Euroland Growth shares represented by unsurrendered shares certificates shall be permitted until such certificates have been surrendered to AIF for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to AIF.

     SECTION 2.7. Investment Securities On or prior to the Valuation Date, AGS shall deliver a list setting forth the securities Euroland Growth then owned together with the respective Federal income tax bases thereof. AGS shall provide to AIF on or before the Valuation Date, detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to European Development hereunder. Such records shall be made available by AGS prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or the auditors of AIF upon reasonable request.

     SECTION 2.8. Liabilities Euroland Growth shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3

                     REPRESENTATIONS AND WARRANTIES OF AGS

     AGS, on behalf of Euroland Growth, represents and warrants to AIF as follows:

     SECTION 3.1. Organization; Authority AGS is duly organized, validly existing and in good standing under the Delaware Business Trust Act, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 3.2. Registration and Regulation of AGS AGS is duly registered with the SEC as an investment company under the Investment Company Act and all Euroland Growth Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AGS to revoke or rescind any such registration or qualification. Euroland Growth is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Euroland Growth is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the AGS Registration Statement currently in effect. The value of the net assets of Euroland Growth is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Euroland Growth and all purchases and redemptions of Euroland Growth Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 3.3. Financial Statements The books of account and related records of Euroland Growth fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements for the fiscal year ended December 31, 2001 of Euroland Growth previously delivered to AIF (the "Euroland Growth Financial Statements") present fairly in all material respects the financial position of Euroland Growth as of the date indicated and the results of operations and changes in net assets for the period then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period then ended.

     SECTION 3.4. No Material Adverse Changes; Contingent Liabilities Since December 31, 2001 no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Euroland Growth or the status of Euroland Growth as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Euroland Growth or occurring in the ordinary course of business of Euroland Growth or AGS. There are no contingent liabilities of Euroland Growth not disclosed in the Euroland Growth Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 3.5.  Euroland Growth Shares; Liabilities; Business Operations

     (a) Euroland Growth Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) During the five-year period ending on the date of the Reorganization, neither Euroland Growth nor any person related to Euroland Growth (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Euroland Growth for consideration other than shares of Euroland Growth, except for shares redeemed in the ordinary course of Euroland Growth's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Euroland Growth's Shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Euroland Growth on the Effective Date.

     (c) At the time of its Reorganization, Euroland Growth shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Euroland Growth Shares, except for the right of investors to acquire Euroland Growth Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) From the date it commenced operations and ending on the Closing Date, Euroland Growth will have conducted its historic business within the meaning of
Section 1.368-1(d)(2) of the Income Tax Regulations under the Code in a substantially unchanged manner. In anticipation of its Reorganization, Euroland Growth will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets (within the meaning of Section 1.368-1(d) of those regulations) being transferred to European Development.

     (e) AGS does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

     SECTION 3.6. Accountants PricewaterhouseCoopers LLP, which has reported upon the Euroland Growth Financial Statements for the period ended December 31, 2001, is the independent public accountant as required by the Securities Act and the Exchange Act.

     SECTION 3.7. Binding Obligation This Agreement has been duly authorized, executed and delivered by AGS on behalf of Euroland Growth and, assuming this Agreement has been duly executed and delivered by AIF and approved by Euroland Growth Shareholders, constitutes the legal, valid and binding obligation of AGS enforceable against AGS in accordance with its terms from and with respect to the revenues and assets of Euroland Growth, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 3.8. No Breaches or Defaults The execution and delivery of this Agreement by AGS on behalf of Euroland Growth and performance by AGS of its obligations hereunder has been duly authorized by all necessary trust action on the part of AGS, other than Euroland Growth Shareholders approval, and (i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust, as amended, or bylaws, as amended, of AGS and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Euroland Growth (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (a) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AGS is a party or by which it may be bound and which relates to the assets of Euroland Growth or to which any property of Euroland Growth may be subject; (b) any Permit (as defined below); or (c) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AGS or any property of Euroland Growth. AGS is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 3.9. Authorizations or Consents Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AGS in connection with the due execution and delivery by AGS of this Agreement and the consummation by AGS of the transactions contemplated hereby.

     SECTION 3.10. Permits AGS has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Euroland Growth, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AGS there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.11.  No Actions, Suits or Proceedings

     (a) There is no pending action, litigation or proceeding, nor, to the knowledge of AGS, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AGS before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AGS, threatened in writing or, if probable of assertion, orally, against AGS affecting any property, asset, interest or right of Euroland Growth, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Euroland Growth. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to AGS's conduct of the business of Euroland Growth affecting in any significant respect the conduct of such business. AGS is not, and has not been to the knowledge of AGS, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Euroland Growth.

     SECTION 3.12. Contracts AGS is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Euroland Growth, by which the assets, business, or operations of Euroland Growth may be bound or affected, or under which it or the assets, business or operations of Euroland Growth receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of AGS there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.13. Properties and Assets Euroland Growth has good and marketable title to all properties and assets reflected in the Euroland Growth Financial Statements as owned by it, free and clear of all Liens, except as described in Euroland Growth Financial Statements.

     SECTION 3.14.  Taxes

     (a) Euroland Growth has elected to be treated as a regulated investment company under Subchapter M of the Code and is a separate corporation within the meaning of Section 851(g)(1) of the Code. Euroland Growth has qualified as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Euroland Growth has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Euroland Growth as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Euroland Growth arising by reason of undistributed investment company taxable income or net capital gain, AGS will declare on or prior to the Valuation Date to the shareholders of Euroland Growth a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (a) all of Euroland Growth's investment company taxable income (determined without regard to any deductions for dividends paid) for the short taxable year beginning on January 1, 2002 and ending on the Closing Date and (b) all of Euroland Growth's net capital gain recognized in such short taxable year (after reduction for any capital loss carryover).

     (b) Euroland Growth has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Euroland Growth Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Euroland Growth, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Returns of Euroland Growth are currently being or have been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     (c) To the best knowledge of AGS, the fiscal year of Euroland Growth has not been changed for tax purposes since the date on which it commenced operations.

     SECTION 3.15. Benefit and Employment Obligations On or prior to the Closing Date, Euroland Growth will have no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person, except that Euroland Growth Fund is liable for its proportionate share of the expenses arising in connection with the retirement and deferred compensation benefits made available to the directors and trustees of certain investment companies advised by AIM Advisors.

     SECTION 3.16. Brokers No broker, finder or similar intermediary has acted for or on behalf of AGS in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AGS or any action taken by it.

     SECTION 3.17. Voting Requirements The vote of a majority of the shares cast at a meeting of Euroland Growth shareholders at which a quorum is present (the "Required Shareholder Vote") is the only vote of the holders of any class or series of shares of beneficial interest in Euroland Growth necessary to approve this Agreement and the Reorganization of Euroland Growth contemplated by this Agreement.

     SECTION 3.18. State Takeover Statutes No state takeover statute or similar statute or regulation applies or purports to apply to the Reorganization, this Agreement or any of the transactions contemplated by this Agreement.

     SECTION 3.19. Books and Records The books and records of AGS relating to Euroland Growth, reflecting, among other things, the purchase and sale of Euroland Growth Shares, the number of issued and outstanding shares owned by Euroland Growth Shareholders and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.20. Prospectus and Statement of Additional Information The current prospectus and statement of additional information for Euroland Growth as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 3.21. No Distribution European Development Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

     SECTION 3.22. Liabilities of Euroland Growth The liabilities of Euroland Growth that are to be assumed by European Development in connection with the Reorganization, or to which the assets of Euroland Growth to be transferred in the Reorganization are subject, were incurred by Euroland Growth in the ordinary course of its business. The fair market value of the assets of Euroland Growth to be transferred to European Development in the Reorganization will equal or exceed the sum of the liabilities to be assumed by European Development plus the amount of liabilities, if any, to which such transferred assets will be subject.

     SECTION 3.23. Value of Shares The fair market value of European Development Class A Shares received by Euroland Growth Shareholders in the Reorganization will be approximately equal to the fair market value of Euroland Growth Class A shares constructively surrendered in exchange therefor, the fair market value of European Development Class B Shares received by Euroland Growth Shareholders in the Reorganization will be approximately equal to the fair market value of Euroland Growth Class B shares constructively surrendered in exchange therefor, and the fair market value of European Development Class C Shares received by Euroland Growth Shareholders in the Reorganization will be approximately equal to the fair market value of Euroland Growth Class C shares constructively surrendered in exchange therefor.

     SECTION 3.24. Shareholder Expenses Euroland Growth Shareholders will pay their own expenses incurred in connection with the Reorganization.

     SECTION 3.25. Intercompany Indebtedness There is no intercompany indebtedness between AGS and AIF that was issued or acquired, or will be settled, at a discount.

                                   ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF AIF

     AIF, on behalf of European Development, represents and warrants to AGS as follows:

     SECTION 4.1. Organization; Authority AIF is duly organized, validly existing and in good standing under the Maryland General Corporation Law, with all requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 4.2. Registration and Regulation of AIF AIF is duly registered with the SEC as an investment company under the Investment Company Act. European Development is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. European Development is in compliance in all material respects with the applicable investment policies and restrictions set forth in the AIF Registration Statement. The value of the net assets of European Development is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of European Development and all purchases and redemptions of European Development Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 4.3. Financial Statements The books of account and related records of European Development fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements for the fiscal year ended October 31, 2001 of European Development previously delivered to AGS (the "European Development Financial Statements") present fairly in all material respects the financial position of European Development as of the date indicated and the results of operations and changes in net assets for the period then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period then ended.

     SECTION 4.4. No Material Adverse Changes; Contingent Liabilities Since October 31, 2001, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of European Development or the status of European Development as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by European Development or occurring in the ordinary course of business of European Development or AIF. There are no contingent liabilities of European Development not disclosed in the European Development Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 4.5. Registration of European Development Class A Shares, European Development Class B Shares and European Development Class C Shares

     (a) The shares of common stock of AIF are divided into six portfolios, including European Development. European Development currently has four classes of shares, Class A shares, Class B shares, Class C shares and Class R shares. Under its Charter, AIF is authorized to issue 240,000,000 Class A shares, 240,000,000 Class B shares, 240,000,000 Class C shares and 240,000,000 Class R shares of European Development.

     (b) European Development Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of AIF then in effect.

     (c) European Development Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, European Development shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire European Development Class A Shares, European Development Class B Shares or European Development Class C Shares, except for the right of investors to acquire European Development Class A Shares, European Development Class B Shares or European Development Class C Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of AIF's Registration Statement on Form N-14, shall be furnished to Euroland Growth Shareholders entitled to vote at the Euroland Growth Shareholders Meeting. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of European Development, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by AGS for inclusion in the Combined Proxy Statement/Prospectus.

     (e) The shares of European Development which have been or are being offered for sale (other than the Class R shares of European Development and the European Development Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the AIF Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AIF to revoke or rescind any such registration or qualification.

     SECTION 4.6. Accountants PricewaterhouseCoopers LLP, which has reported upon the European Development Financial Statements for the period ended October 31, 2001, is independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 4.7. Binding Obligation This Agreement has been duly authorized, executed and delivered by AIF on behalf of European Development and, assuming this Agreement has been duly executed and delivered by AGS, constitutes the legal, valid and binding obligation of AIF, enforceable against AIF in accordance with its terms from and with respect to the revenues and assets of European Development, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 4.8. No Breaches or Defaults The execution and delivery of this Agreement by AIF on behalf of European Development and performance by AIF of its obligations hereunder have been duly authorized by all necessary corporate action on the part of AIF and (i) do not, and on the Closing Date will not, result in any violation of the Charter or bylaws, as amended, of AIF and (ii) do not, and on the

Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of European Development (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (a) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AIF is a party or by which it may be bound and which relates to the assets of European Development or to which any properties of European Development may be subject; (b) any Permit; or (c) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AIF or any property of European Development. AIF is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 4.9. Authorizations or Consents Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AIF in connection with the due execution and delivery by AIF of this Agreement and the consummation by AIF of the transactions contemplated hereby.

     SECTION 4.10. Permits AIF has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to European Development, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AIF there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 4.11.  No Actions, Suits or Proceedings

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of AIF, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AIF before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AIF, threatened in writing or, if probable of assertion, orally, against AIF, affecting any property, asset, interest or right of European Development, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to European Development. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to AIF's conduct of the business of European Development affecting in any significant respect the conduct of such business. AIF is not, and has not been, to the knowledge of AIF, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of European Development.

     SECTION 4.12.  Taxes

     (a) European Development has elected to be treated as a regulated investment company under Subchapter M of the Code and is a separate corporation within the meaning of Section 851(g)(1) of the Code. European Development has qualified as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. European Development has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

     (b) European Development has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the European Development Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against European Development, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of European Development is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     (c) The fiscal year of European Development has not been changed for tax purposes since the date on which it commenced operations.

     SECTION 4.13. Brokers No broker, finder or similar intermediary has acted for or on behalf of AIF in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AIF or any action taken by it.

     SECTION 4.14.  Representations Concerning the Reorganization

     (a) AIF has no plan or intention to reacquire any European Development Shares issued in the Reorganization, except to the extent that European Development is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

     (b) European Development has no plan or intention to sell or otherwise dispose of any of the assets of Euroland Growth acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

     (c) Following the Reorganization, European Development will continue an "historic business" (within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code) of Euroland Growth or use a significant portion of Euroland Growth's historic business assets in a business.

     (d) Prior to or in the Reorganization, neither European Development nor any person related to European Development (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Euroland Growth with consideration other than shares of European Development. There is no plan or intention by European Development or any person related to European Development to acquire or redeem any of the European Development Shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of European Development's business as an open-end investment company as required by the Investment Company Act.

     SECTION 4.15. Prospectus and Statement of Additional Information The current prospectus and statement of additional information for European Development as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 4.16. Value of Shares The fair market value of European Development Class A Shares received by Euroland Growth Shareholders in the Reorganization will be approximately equal to the fair market value of Euroland Growth Class A shares constructively surrendered in exchange therefor, the fair market value of European Development Class B Shares received by Euroland Growth Shareholders in the Reorganization will be approximately equal to the fair market value of Euroland Growth Class B shares constructively surrendered therefor, and the fair market value of European Development Class C Shares received by Euroland Growth Shareholders in the Reorganization will be approximately equal to the fair market value of Euroland Growth Class C shares constructively surrendered therefor.

     SECTION 4.17. Intercompany Indebtedness; Consideration There is no intercompany indebtedness between AGS and AIF that was issued or acquired, or will be settled, at a discount. No consideration other than European Development Shares (and European Development's assumption of Euroland Growth's liabilities, including for this purpose all liabilities to which the assets of Euroland Growth are subject) will be issued in exchange for the assets of Euroland Growth acquired by European Development in connection with the Reorganization. The fair market value of the assets of Euroland Growth transferred to European Development in the Reorganization will equal or exceed the sum of the liabilities assumed by European Development, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                   ARTICLE 5

                                   COVENANTS

     SECTION 5.1.  Conduct of Business

     (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), AGS shall conduct the business of Euroland Growth only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business of Euroland Growth in the ordinary course in all material respects.

     (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), AIF shall conduct the business of European Development only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business relations necessary to conduct the business operations of European Development in the ordinary course in all material respects.

     SECTION 5.2. Announcements AGS and AIF shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and the transactions contemplated by this Agreement, and neither AGS nor AIF shall issue any such press release or make any public statement without the prior written approval of the other party to this Agreement, such approval not to be unreasonably withheld, except as may be required by law.

     SECTION 5.3. Expenses Euroland Growth and European Development shall each, respectively, bear the expenses they incur in connection with this Agreement and Reorganization and other transactions contemplated hereby.

     SECTION 5.4. Further Assurances Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

     SECTION 5.5. Notice of Events AIF shall give prompt notice to AGS, and AGS shall give prompt notice to AIF, of (a) the occurrence or non-occurrence of any event which to the knowledge of AIF or to the knowledge of AGS, the occurrence or non-occurrence of which would be likely to result in any of the conditions specified (i) in the case of AGS, Sections 6.1 and 6.2 or (ii) in the case of AIF, Sections 6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

     SECTION 5.6.  Access to Information

     (a) AGS will, during regular business hours and on reasonable prior notice, allow AIF and its authorized representatives reasonable access to the books and records of AGS pertaining to the assets of Euroland Growth and to officers of AGS knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AGS.

     (b) AIF will, during regular business hours and on reasonable prior notice, allow AGS and its authorized representatives reasonable access to the books and records of AIF pertaining to the assets of European Development and to officers of AIF knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AIF.

     SECTION 5.7. Consents, Approvals and Filings Each of AGS and AIF shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of AGS and AIF shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of AGS and AIF shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

     SECTION 5.8. Submission of Agreement to Shareholders AGS shall take all action necessary in accordance with applicable law and its Agreement and Declaration of Trust and bylaws to convene the Euroland Growth Shareholders Meeting. AGS shall, through its Board of Trustees, recommend to Euroland Growth Shareholders approval of this Agreement and the transactions contemplated by this Agreement. AGS shall use its reasonable best efforts to hold a Euroland Growth Shareholders Meeting as soon as practicable after the date hereof.

                                   ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 6.1. Conditions Precedent of AIF The obligation of AIF to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AIF.

          (a) The representations and warranties of AGS on behalf of Euroland Growth participating in the Reorganization set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

          (b) AGS shall have complied with and satisfied in all material respects all agreements and conditions relating to Euroland Growth participating in the Reorganization set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

          (c) AIF shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AGS, in such individual's capacity as an officer of AGS and not as an individual, to the effect that the conditions specified in Section 6.1(a) and (b) have been satisfied and
     (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AGS certifying as to the accuracy and completeness of the attached Agreement and Declaration of Trust and bylaws of AGS, and resolutions, consents and authorizations of or regarding AGS with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

          (d) AIF shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, LLP, counsel to AGS, or other counsel reasonably acceptable to AIF, in form and substance reasonably acceptable to counsel for AIF, as to the matters set forth in Schedule 6.1(d).

          (e) The dividend or dividends described in the last sentence of
     Section 3.14(a) shall have been declared.

     SECTION 6.2. Mutual Conditions The obligations of AGS and AIF to consummate a Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more may be waived in writing by AGS and AIF, but only if and to the extent that such waiver is mutual.

          (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by AGS and AIF shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          (b) This Agreement, the Reorganization of Euroland Growth and related matters shall have been approved and adopted at the Euroland Growth Shareholders Meeting by the shareholders of Euroland Growth on the record date by the Required Shareholder Vote.

          (c) The assets of Euroland Growth to be acquired by European Development shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Euroland Growth immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Euroland Growth to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Euroland Growth's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of Euroland Growth held immediately prior to the Reorganization.

          (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

          (e) The Registration Statement on Form N-14 filed by AIF with respect to European Development Shares to be issued to Euroland Growth Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

          (f) AGS and AIF shall have received on or before the Closing Date an opinion of Ballard Spahr Andrews & Ingersoll, LLP ("BSA&I") in form and substance reasonably acceptable to AGS and AIF, as to the matters set forth on Schedule 6.2(f). In rendering such opinion, BSA&I may request and rely upon representations contained in certificates of officers of AGS, AIF and others, and the officers of AGS and AIF shall use their best efforts to make available such truthful certificates.

     SECTION 6.3. Conditions Precedent of AGS The obligation of AGS to consummate a Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AGS.

          (a) The representations and warranties of AIF on behalf of European Development participating in the Reorganization set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

          (b) AIF shall have complied with and satisfied in all material respects all agreements and conditions relating to European Development participating in the Reorganization set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

          (c) AGS shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AIF, in such individual's capacity as an officer of AIF and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and
     (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AIF certifying as to the accuracy and completeness of the attached Charter and bylaws, as amended, of AIF and resolutions, consents and authorizations of or regarding AIF with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

          (d) AGS shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, LLP, counsel to AIF, or other counsel reasonably acceptable to AGS, in form and substance reasonably acceptable to counsel for AGS, as to the matters set forth on Schedule 6.3(d).

                                   ARTICLE 7

                            TERMINATION OF AGREEMENT

     SECTION 7.1.  Termination

     (a) This Agreement may be terminated on or prior to the Closing Date as follows:

          (i) by mutual written consent of AGS and AIF; or

          (ii) at the election of AGS or AIF:

             (A) if the Closing Date shall not be on or before December 1, 2002, or such later date as the parties hereto may agree upon, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

             (B) if, upon a vote at the Euroland Growth Shareholders Meeting or any adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

             (C) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     (b) The termination of this Agreement shall be effectuated by the delivery by the terminating party to the other party of a written notice of such termination.

     SECTION 7.2. Survival After Termination If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Euroland Growth is not consummated, this Agreement shall become void and of no further force and effect with respect to such Reorganization and the respective Euroland Growth, except for the provisions of Section 5.3.

                                   ARTICLE 8

                                 MISCELLANEOUS

     SECTION 8.1. Survival of Representations and Warranties The representations, warranties and covenants in this Agreement or in any certificate or instrument delivered pursuant to this Agreement shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

     SECTION 8.2. Governing Law This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

     SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

     SECTION 8.4.  Obligations of AIF and AGS

     (a) AGS and AIF hereby acknowledge and agree that European Development is a separate investment portfolio of AIF, that AIF is executing this Agreement on behalf of European Development, and that any amounts payable by AIF under or in connection with this Agreement shall be payable solely from the revenues and assets of European Development. AGS further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of AIF in his or her capacity as an officer of AIF intending to bind AIF as provided herein, and that no officer, director or shareholder of AIF shall be personally liable for the liabilities or obligations of AIF incurred hereunder.

     (b) AGS and AIF hereby acknowledge and agree that Euroland Growth is a separate investment portfolio of AGS, that AGS is executing this Agreement on behalf of Euroland Growth and that any amounts payable by AGS under or in connection with this Agreement shall be payable solely from the revenues and assets of Euroland Growth. AIF further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of AGS in his or her capacity as an officer of AGS intending to bind AGS as provided herein, and that no officer, trustee or shareholder of AGS shall be personally liable for the liabilities of AGS incurred hereunder.

     SECTION 8.5. Amendments This Agreement may not be amended, altered or modified except by a written instrument executed by AGS and AIF.

     SECTION 8.6. Enforcement The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 8.7. Interpretation When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

     SECTION 8.8. Counterparts This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

     SECTION 8.9. Entire Agreement; Schedules This Agreement, including the Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 8.10. Notices All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

     (a) If to AGS:

        AIM Growth Series
        11 Greenway Plaza, Suite 100
        Houston, Texas 77046-1173
        Attn: Carol F. Relihan, Esq.
        Fax: (713) 993-9185

        with a copy to:

        Ballard Spahr Andrews & Ingersoll, LLP
        1735 Market Street, 51st Floor
        Philadelphia, Pennsylvania 19103-7599
        Attn: William H. Rheiner, Esq.
        Fax: (215) 864-8999

     (b) If to AIF:

        AIM International Funds, Inc.
        11 Greenway Plaza, Suite 100
        Houston, Texas 77046-1173
        Attn: Carol F. Relihan, Esq.
        Fax: (713) 993-9185

        with a copy to:

        Ballard Spahr Andrews & Ingersoll, LLP
        1735 Market Street, 51st Floor
        Philadelphia, Pennsylvania 19103-7599
        Attn: William H. Rheiner, Esq.
        Fax: (215) 864-8999

     SECTION 8.11. Representations by AIM Advisors In its capacity as investment adviser to AGS, AIM Advisors represents to AIF that to the best of its knowledge the representations and warranties of AGS and Euroland Growth contained in this Agreement are true and correct as of the date of this Agreement. In its capacity as investment adviser to AIF, AIM Advisors represents to AGS that to the best of its knowledge the representations and warranties of AIF and European Development contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11, the best knowledge standard shall be deemed to mean that the officers of AIM Advisors who have substantive responsibility for the provision of investment advisory services to AGS and AIF do not have actual knowledge to the contrary after due inquiry.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          AIM GROWTH SERIES,
                                          acting on behalf of AIM Euroland
                                          Growth Fund

                                          By: /s/ ROBERT H. GRAHAM
                                            ------------------------------------

                                          AIM INTERNATIONAL FUNDS, INC.,
                                          acting on behalf of AIM European
                                          Development Fund

                                          By: /s/ ROBERT H. GRAHAM
                                            ------------------------------------

                                          A I M ADVISORS, INC.

                                          By: /s/ ROBERT H. GRAHAM
                                            ------------------------------------

                                SCHEDULE 6.1(d)

                           OPINION OF COUNSEL TO AGS

     1. AGS is a trust validly existing and in good standing under the Delaware Business Trust Act.

     2. AGS is an open-end, management investment company registered under the Investment Company Act of 1940.

     3. The execution, delivery and performance of the Agreement by AGS have been duly authorized and approved by all requisite trust action on the part of AGS. The Agreement has been duly executed and delivered by AGS and constitutes the valid and binding obligation of AGS.

     4. Euroland Growth Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

     5. To the best of our knowledge, AGS is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.

     We confirm to you that to our knowledge, no litigation or governmental proceeding is pending or threatened in writing against Euroland Growth (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                SCHEDULE 6.2(f)

                                  TAX OPINIONS

     (i) The transfer of the assets of Euroland Growth to European Development in exchange for European Development Shares distributed directly to Euroland Growth Shareholders, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that Euroland Growth and European Development will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

     (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Euroland Growth on the transfer of its assets to European Development solely in exchange for European Development Class A Shares, European Development Class B Shares and European Development Class C Shares or on the distribution of European Development Class A Shares, European Development Class B Shares and European Development Class C Shares to Euroland Growth Shareholders.

     (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by European Development upon the receipt of assets of Euroland Growth in exchange for European Development Class A Shares, European Development Class B Shares and European Development Class C Shares issued directly to Euroland Growth Shareholders.

     (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Euroland Growth Shareholders on the receipt of European Development Class A Shares, European Development Class B Shares and European Development Class C Shares in exchange for Euroland Growth Shares.

     (v) In accordance with Section 362(b) of the Code, the basis to European Development of the assets of Euroland Growth will be the same as the basis of such assets in the hands of Euroland Growth immediately prior to the Reorganization.

     (vi) In accordance with Section 358(a) of the Code, a Euroland Growth Shareholder's basis for European Development Class A Shares, European Development Class B Shares or European Development Class C Shares received by the Euroland Growth Shareholder will be the same as his basis for Euroland Growth Shares exchanged therefor.

     (vii) In accordance with Section 1223(1) of the Code, a Euroland Growth Shareholder's holding period for European Development Class A Shares, European Development Class B Shares or European Development Class C Shares will be determined by including Euroland Growth Shareholder's holding period for Euroland Growth Shares exchanged therefor, provided that the Euroland Growth Shareholder held Euroland Growth Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Euroland Growth transferred to European Development in the Reorganization will include the holding period for such assets in the hands of Euroland Growth.

                                SCHEDULE 6.3(d)

                           OPINION OF COUNSEL TO AIF

     1. AIF is a corporation validly existing and in good standing under the Maryland General Corporation Law.

     2. AIF is an open-end, management investment company registered under the Investment Company Act of 1940.

     3. The execution, delivery and performance of the Agreement by AIF have been duly authorized and approved by all requisite corporate action on the part of AIF. The Agreement has been duly executed and delivered by AIF and constitutes the valid and binding obligation of AIF.

     4. European Development Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

     5. To the best of our knowledge, AIF is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.

     We confirm to you that to our knowledge, no litigation or governmental proceeding is pending or threatened in writing against European Development (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                                                     APPENDIX II

                 CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF

                            AIM EUROPEAN GROWTH FUND

                          Supplement dated July 1, 2002
                      to the Prospectus dated June 3, 2002
                             as revised July 1, 2002


A new class of shares, Class R shares, recently was added to certain of the AIM Funds that are Category I and II Funds. In conjunction with the addition of the Class R shares, the Boards of Directors/Trustees of the AIM Funds have approved certain changes with respect to the Class A shares of all Category I and II Funds.

The following changes, which become effective November 1, 2002, relate solely to purchases of $1,000,000 or more ("Large Purchase(s)") of Class A shares of Category I and II Funds by qualified retirement plans ("Plans"). No changes will be made with respect to Class A shares of Category I and II Funds purchased by persons or entities other than Plans or with respect to Class A shares of Category III Funds.

Large Purchases of Class A shares currently are subject to a contingent deferred sales charge of 1.00% of net assets for eighteen months, commencing on the date of purchase.

Effective November 1, 2002, provided that the applicable dealer of record is able to establish that a Plan's Large Purchase of Class A shares is a new investment, A I M Distributors, Inc. ("AIM Distributors") will pay a dealer concession or advance a service fee (collectively, "dealer concessions") to the dealer of record in connection with such Large Purchase and such Class A shares will be subject to a contingent deferred sales charge of 1.00% of net assets for twelve months, commencing on the date the Plan first deposits money in the AIM Fund account. A "new investment" means a purchase payment consisting of funds that represent a new investment in the AIM Funds, rather than funds that represent the proceeds of one or more exchanges of shares that involved shares of an AIM Fund or funds that represent the proceeds of one or more retirement plan loan repayments that involved shares of an AIM Fund. If the applicable dealer of record is unable to establish that a Plan's Large Purchase of Class A shares is a new investment, AIM Distributors will not pay a dealer concession in connection with such Large Purchase and such Class A shares will not be subject to a contingent deferred sales charge.

      AIM EUROPEAN GROWTH FUND
      --------------------------------------------------------------------------

      AIM European Growth Fund seeks to provide long-term growth of capital.

                                                     AIM--Registered Trademark--

      PROSPECTUS
      JUNE 3, 2002
      AS REVISED
      JULY 1, 2002

                                     This prospectus contains important
                                     information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

                                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                       INVEST WITH DISCIPLINE
      --Registered Trademark--                    --Registered Trademark--

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND             2
------------------------------------------------------

PERFORMANCE INFORMATION                              3
------------------------------------------------------

Annual Total Returns                                 3

Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------

Fee Table                                            4

Expense Example                                      4

FUND MANAGEMENT                                      5
------------------------------------------------------

The Advisor                                          5

Advisor Compensation                                 5

Portfolio Managers                                   5

OTHER INFORMATION                                    5
------------------------------------------------------

Sales Charges                                        5

Dividends and Distributions                          5

FINANCIAL HIGHLIGHTS                                 6
------------------------------------------------------

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------

Choosing a Share Class                             A-1

Purchasing Shares                                  A-3

Redeeming Shares                                   A-5

Exchanging Shares                                  A-7

Pricing of Shares                                  A-9

Taxes                                             A-10

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Directors without shareholder approval.

  The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of European companies. The fund considers European companies to be those (1) organized under the laws of a country in Europe and having a principal office in a country in Europe; (2) that derive 50% or more of their total revenues from business in Europe; or (3) whose equity securities are traded principally in a stock exchange, or in an over-the-counter market, in Europe.

  In complying with the 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments. The fund will normally invest in the securities of companies located in at least three European countries. The fund may invest up to 65% of its total assets in European companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

  The fund may invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of European companies. The fund may invest up to 20% of its assets in securities of non-European companies. The fund may invest up to 20% of its assets in high-grade short-term securities and in debt securities, including U.S. government obligations, investment-grade corporate bonds or taxable municipal securities. The fund's investments may include investments in companies with market capitalizations of less than $1 billion. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  The portfolio managers focus on companies that have experienced above-average long-term growth in earnings and have strong prospects for future growth. In selecting countries in which the fund will invest, the portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

  In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of small and micro-cap companies, whose prices may go up and down more than the prices of equity securities of larger, more established companies. Also, since equity securities of small and micro-cap companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the fund to sell securities at a desired price.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

  These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

  The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                        ANNUAL
YEAR ENDED                                                               TOTAL
DECEMBER 31                                                             RETURNS
-----------                                                             -------
1998..................................................................   40.62%
1999..................................................................   66.62%
2000..................................................................   -3.28%
2001..................................................................  -24.72%


  During the periods shown in the bar chart, the highest quarterly return was 54.69% (quarter ended December 31, 1999) and the lowest quarterly return was -21.50% (quarter ended March 31, 2001).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
(for the periods ended                               SINCE          INCEPTION
December 31, 2001)                        1 YEAR   INCEPTION          DATE
--------------------------------------------------------------------------------
Class A
  Return Before Taxes                     (28.87)%     12.58%         11/03/97
  Return After Taxes on Distributions     (28.87)      12.57          11/03/97
  Return After Taxes on Distributions
     and Sale of Fund Shares              (17.58)      10.40          11/03/97
Class B
  Return Before Taxes                     (28.96)      12.98          11/03/97
Class C
  Return Before Taxes                     (25.95)      13.33          11/03/97
Class R
  Return Before Taxes                        --           --          06/03/02
--------------------------------------------------------------------------------
MSCI Europe Index(1)                      (19.90)       3.42(2)       10/31/97(2)
  (reflects no deduction for fees,
     expenses, or taxes)
--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and R will vary.

(1) The Morgan Stanley Capital International Europe Index is an unmanaged index that is designed to represent the performance of developed stock markets in Europe.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
----------------------------------------------------------------------------------------
(paid directly from
your investment)                                   CLASS A   CLASS B   CLASS C   CLASS R
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                 5.50%     None      None      None

Maximum Deferred Sales Charge (Load)
(as a percentage of
original purchase
price or redemption proceeds, whichever is less)   None(1)   5.00%     1.00%      None(2)
----------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(3)
----------------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                  CLASS A   CLASS B   CLASS C   CLASS R
----------------------------------------------------------------------------------------
Management Fees                                     0.95%     0.95%     0.95%     0.95%

Distribution and/or Service (12b-1) Fees            0.35      1.00      1.00      0.50

Other Expenses(4)                                   0.54      0.54      0.54      0.54

Total Annual Fund Operating Expenses                1.84      2.49      2.49      1.99
----------------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) There is no guarantee that actual expenses will be the same as those shown in the table.
(4) Other Expenses have been restated to reflect expense arrangements in effect as of March 4, 2002. Other Expenses for Class R shares are based on estimated average net assets for the current fiscal year.

You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $727    $1,097    $1,491     $2,590
Class B                                      752     1,076     1,526      2,666
Class C                                      352       776     1,326      2,826
Class R                                      202       624     1,073      2,317
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $727    $1,097    $1,491     $2,590
Class B                                      252       776     1,326      2,666
Class C                                      252       776     1,326      2,826
Class R                                      202       624     1,073      2,317
--------------------------------------------------------------------------------

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management including the fund's investment decisions and the execution of securities transactions. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 150 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2001, the advisor received compensation of 0.95% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are

- Jason T. Holzer, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1996.

- Clas G. Olsson, Senior Portfolio Manager, who has been responsible for the fund since its inception in 1997 and has been associated with the advisor and/or its affiliates since 1994.

They are assisted by the Europe/Canada Team. More information on the fund's management team may be found on our website (http://www.aimfunds.com).

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM European Growth Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes any long-term and short-term capital gains, if any, annually.

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  The information for the fiscal year 2001 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by KPMG LLP.

                                                                                            CLASS A
                                                                ---------------------------------------------------------------
                                                                                                               NOVEMBER 3, 1997
                                                                                                               (DATE OPERATIONS
                                                                        YEAR ENDED OCTOBER 31,                  COMMENCED) TO
                                                                ---------------------------------------          OCTOBER 31,
                                                                2001(a)         2000(a)          1999              1998(a)
                                                                --------        --------        -------        ----------------
Net asset value, beginning of period                            $  23.59        $  16.42        $ 12.96            $ 10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.06)          (0.21)         (0.11)             (0.08)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           (7.01)           7.38           3.58               3.04
===============================================================================================================================
    Total from investment operations                               (7.07)           7.17           3.47               2.96
===============================================================================================================================
  Less distributions from net investment income                       --              --          (0.01)                --
===============================================================================================================================
Net asset value, end of period                                  $  16.52        $  23.59        $ 16.42            $ 12.96
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                   (29.97)%         43.67%         26.81%             29.60%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $157,651        $273,605        $99,148            $76,686
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                             1.83%(c)        1.69%          1.88%              1.98%(d)(e)
===============================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.32)%(c)      (0.82)%        (0.69)%            (0.58)%(e)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                               99%            112%           122%                93%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $212,672,819.
(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.15%.
(e) Annualized.

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                             CLASS B
                                                                -----------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                                                                                                 (DATE OPERATIONS
                                                                         YEAR ENDED OCTOBER 31,                   COMMENCED) TO
                                                                -----------------------------------------          OCTOBER 31,
                                                                2001(a)           2000(a)          1999              1998(a)
                                                                --------          --------        -------        ----------------
Net asset value, beginning of period                            $  23.11          $  16.20        $ 12.87            $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.19)            (0.38)         (0.22)             (0.18)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           (6.85)             7.29           3.55               3.05
=================================================================================================================================
    Total from investment operations                               (7.04)             6.91           3.33               2.87
=================================================================================================================================
Net asset value, end of period                                  $  16.07          $  23.11        $ 16.20            $ 12.87
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                   (30.46)%           42.65%         25.87%             28.70%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $105,324          $169,614        $67,074            $50,121
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                             2.50%(c)          2.39%          2.63%              2.72%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.98)%(c)        (1.52)%        (1.44)%            (1.32)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                               99%              112%           122%                93%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $136,238,861.
(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.89%.
(e) Annualized.

                                                                                            CLASS C
                                                                ---------------------------------------------------------------
                                                                                                               NOVEMBER 3, 1997
                                                                                                               (DATE OPERATIONS
                                                                        YEAR ENDED OCTOBER 31,                  COMMENCED) TO
                                                                ---------------------------------------          OCTOBER 31,
                                                                2001(a)          2000(a)         1999              1998(a)
                                                                -------          -------        -------        ----------------
Net asset value, beginning of period                            $ 23.13          $ 16.21        $ 12.88             $10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.19)           (0.38)         (0.23)             (0.18)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          (6.85)            7.30           3.56               3.06
===============================================================================================================================
    Total from investment operations                              (7.04)            6.92           3.33               2.88
===============================================================================================================================
Net asset value, end of period                                  $ 16.09          $ 23.13        $ 16.21             $12.88
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                  (30.44)%          42.69%         25.85%             28.80%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $32,604          $54,164        $11,938             $9,639
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                            2.50%(c)         2.39%          2.63%              2.72%(d)(e)
===============================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.98)%(c)       (1.52)%        (1.44)%            (1.32)%(e)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                              99%             112%           122%                93%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $43,051,257.
(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.89%.
(e) Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below:

CLASS A                     CLASS B                     CLASS C                     CLASS R
--------------------------------------------------------------------------------------------------------------
- Initial sales charge      - No initial sales charge   - No initial sales charge   - No initial sales charge
- Reduced or waived         - Contingent deferred       - Contingent deferred       - Generally, no contingent
  initial sales charge for    sales charge on             sales charge on             deferred sales charge(1)
  certain purchases(1,2)      redemptions within six      redemptions within one
                              years                       year(2)
- Generally, lower          - 12b-1 fee of 1.00%        - 12b-1 fee of 1.00%        - 12b-1 fee of 0.50%
  distribution and service
  (12b-1) fee than Class
  B, Class C or Class R
  shares (See "Fee Table
  and Expense Example")
                            - Converts to Class A       - Does not convert to       - Does not convert to
                              shares at the end of the    Class A shares              Class A shares
                              month which is eight
                              years after the date on
                              which shares were
                              purchased along with a
                              pro rata portion of its
                              reinvested dividends and
                              distributions(3)
- Generally more            - Purchase orders limited   - Generally more            - Generally, only
  appropriate for             to amounts less than        appropriate for short-      available to section 401
  long-term investors         $250,000                    term investors              and 457 plans, section
                                                                                      403 plans sponsored by a
                                                                                      section 501(c)(3)
                                                                                      organization and IRA
                                                                                      rollovers from such
                                                                                      plans if an AIM Fund was
                                                                                      offered

Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

      (1) A contingent deferred sales charge may apply in some cases.
      (2) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.
      (3) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

                                       A-1                             MCF--7/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------
                                                   INVESTOR'S
                                                 SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION(1)         OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  25,000      5.50%          5.82%
$ 25,000 but less than $  50,000      5.25           5.54
$ 50,000 but less than $ 100,000      4.75           4.99
$100,000 but less than $ 250,000      3.75           3.90
$250,000 but less than $ 500,000      3.00           3.09
$500,000 but less than $1,000,000     2.00           2.04
-------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

            CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------
                                                   INVESTOR'S
                                                 SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  50,000      4.75%          4.99%
$ 50,000 but less than $ 100,000      4.00           4.17
$100,000 but less than $ 250,000      3.75           3.90
$250,000 but less than $ 500,000      2.50           2.56
$500,000 but less than $1,000,000     2.00           2.04
-------------------------------------------------------------

            CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                                   INVESTOR'S
                                                 SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $ 100,000      1.00%          1.01%
$100,000 but less than $ 250,000      0.75           0.76
$250,000 but less than $1,000,000     0.50           0.50
-------------------------------------------------------------

SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a contingent deferred sales charge (CDSC) of 1%.

  You can also make a Large Purchase of Class A shares of Category III Funds at net asset value. If your purchase occurs on or after November 15, 2001, the shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

  If you currently own Class A shares of a Category I, II or III Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001.

  You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

  The distributor may pay a dealer concession and/or a service fee for Large Purchases.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                  1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES

You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

MCF--7/02                             A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with shares currently owned (Class A, B or C) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

  Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, B and C shares for AIM Fund accounts (except for investments in AIM Opportunities III Fund, AIM Opportunities II Fund and AIM Opportunities I Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing       $  0 ($25 per AIM Fund investment for             $25
plans, 401(k) plans, Simplified Employee Pension salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                          50                                                25
IRA, Education IRA or Roth IRA                     250                                                50
All other accounts                                 500                                                50
----------------------------------------------------------------------------------------------------------------

The minimum initial investment for AIM Opportunities III Fund, AIM Opportunities II Fund and AIM Opportunities I Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

                                      A-3                              MCF--7/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order.
PURCHASE OPTIONS
-

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same
By Mail                         Mail completed account application     Mail your check and the remittance
                                and check to the transfer agent,       slip from your confirmation
                                A I M Fund Services, Inc.,             statement to the transfer agent.
                                P.O. Box 4739,
                                Houston, TX 77210-4739.
By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #
By AIM Bank Connection(SM)      Open your account using one of the     Select the AIM Bank Connection
                                methods described above.               option on your completed account
                                                                       application or complete an AIM Bank
                                                                       Connection form. Mail the
                                                                       application or form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.
By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

MCF--7/02                             A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH

RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15,
2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III Fund       Category I or II
              - AIM Cash Reserve        Fund shares
                Shares of AIM Money
                Market Fund

- Class A     - Class A shares of     - No CDSC
  shares of     Category III Fund
  Category    - Class A shares of
  III Fund      AIM Tax-Exempt Cash
                Fund
              - AIM Cash Reserve
                Shares of AIM Money
                Market Fund

REDEMPTION OF CLASS A SHARES AND AIM CASH

RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund on and after November 15, 2001, or if you make additional purchases of Class A shares or AIM Cash Reserve Shares on and after November 15, 2001 at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III Fund       Category I or II
              - AIM Cash Reserve        Fund shares
                Shares of AIM Money
                Market Fund

- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III Fund                              purchase of
                                        Category III Fund
                                        shares

- Class A     - Class A shares of     - 0.25% if shares are
  shares of     Category III Fund       redeemed within 12
  Category    - Class A shares of       months of initial
  III Fund      AIM Tax-Exempt Cash     purchase of
                Fund                    Category III Fund
              - AIM Cash Reserve        shares
                Shares of AIM Money
                Market Fund

                                      A-5                              MCF--7/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS B SHARES ACQUIRED BY

EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
  Consultant

By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $250,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.
                              You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement
                              accounts must be requested in writing.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $250,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.
------------------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a

MCF--7/02                             A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account.
  You may, within 120 days after you sell Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.
  The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".
  If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

  You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class B and Class C shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may also exchange Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                      A-7                              MCF--7/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE

You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares, and Class C shares for other Class C shares;

(3) Class R shares for other Class R shares; or

(4) AIM Cash Reserve Shares of AIM Money Market Fund for Class C shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege.

For shares purchased prior to November 15, 2001, you may not exchange:

- Class A shares of Category I or II Funds purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

- Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

- AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

- AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

- on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

- Class A shares of Category I or II Funds purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

- Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund that are subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

- AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

MCF--7/02                             A-8

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.


TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be added to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.
  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under

                                      A-9                             MCF--7/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--7/02                             A-10

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


--------------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4739
                          Houston, TX 77210-4739

BY TELEPHONE:             (800) 347-4246

ON THE INTERNET:          You can send us a request
                          by e-mail or download
                          prospectuses, annual or
                          semiannual reports via
                          our website:
                          http://www.aimfunds.com

--------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM European Growth Fund
 SEC 1940 Act file number: 811-6463
------------------------------------

[AIM LOGO APPEARS HERE]    www.aimfunds.com   EGR-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

                                                                    APPENDIX III

FUND CONTENDS WITH DIFFICULT MARKET CONDITIONS

HOW DID AIM EUROPEAN DEVELOPMENT FUND PERFORM DURING THE REPORTING PERIOD?
Over the fiscal year, economic growth slowed across Europe and stock markets, for the most part, were disappointing. A volatile euro and ever-so-slow interest rate reductions by the European Central Bank (ECB) also troubled investors. Given this environment, for the fiscal year ended October 31, 2001, AIM European Development Fund returned -30.00% for Class A shares, -30.49% for Class B shares and -30.47% for Class C shares based on net asset value (without-sales charges). By comparison, the fund's index, the MSCI Europe Index returned -22.85% over the same period. However, the fund's growth-oriented investment style is more closely related to the MSCI Europe Growth Index which returned -31.14% for the period.
    Also, these figures belie a growth stock rally in world markets in October. In October, the fund returned 3.25% for Class A shares and 3.21% for Class B and C shares, excluding sales charges. And as the chart below illustrates, over the longer term, the fund has outperformed its index.

HOW DID EUROPEAN MARKETS FARE DURING THE FISCAL YEAR?
Slowing global economic conditions and concern over deteriorating corporate earnings translated into lower equity markets worldwide. For most of the fiscal year, European equity markets declined but the third quarter was particularly harsh as the effects of the terrorists attacks on September 11 dominated all markets. Following the attacks, stock markets in the United States were closed for nearly a week. European markets remained open but were volatile.
    As part of a global effort to calm markets in the wake of the attacks, central banks in Europe joined other world banks and reduced interest rates in tandem with the U.S. Federal Reserve. The reporting period ended on an up note, however, as this injection of liquidity into financial markets helped spur most world markets--including those in Europe--higher in October.
    Increasingly, investors moved out of growth investments and into either more defensive stocks or fixed-income securities. Therefore, AIM European Development Fund's more growth-oriented approach was out of favor for much of the fiscal year. Historically, however, no one style or sector remains in favor or out-of-favor, indefinitely. The month of October illustrated that as growth investing was once again in favor--a real positive for the fund.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
Over the fiscal year, the fund became more defensive. Keep in mind, however, the fund is not sector or country driven--rather, allocation is a result of stock picking. This was particularly true in the third quarter and more obviously so in response to the events of September 11. Due to the changing environment, we increased exposure to defensive sectors such as consumer staples and health care and added to some sectors/stocks that sold off after the

FUND AT A GLANCE

                                  [COVER IMAGE]

AIM European Development Fund is for shareholders who seek long-term growth of capital. The fund invests in a diversified portfolio of equity securities of companies located in Europe with strong earnings momentum.

INVESTMENT STYLE: GROWTH (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)

o The fund may invest in all market-cap sizes--small, medium and large companies.

o The fund focuses first on companies, not countries, realizing that earnings growth can occur anywhere.

o The fund may invest in the following countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom.

PERFORMANCE SINCE INCEPTION

Average Annual Total Returns,
excluding sales charges 11/3/97-10/31/01

                                   [BAR CHART]

================================================================================

FUND CLASS A SHARES AT NAV      13.43%

FUND CLASS C SHARES AT NAV      12.65%

FUND CLASS B SHARES AT NAV      12.62%

MSCI EUROPE INDEX                1.90%*

*Index return from 10/31/97--10/31/01

================================================================================

PORTFOLIO COMPOSITION
As of 10/31/01, based on total net assets

=======================================================================================================================
TOP 10 HOLDINGS                               TOP 10 INDUSTRIES                             TOP 10 COUNTRIES
-----------------------------------------------------------------------------------------------------------------------
 1. Altana A.G. (Germany)              2.8%    1. Pharmaceuticals                  12.6%     1. United Kingdom    22.3%
 2. Sanofi-Synthelabo S.A. (France)    2.6     2. Banks                             9.8      2. France            18.3
 3. Grupo Dragados, S.A. (Spain)       2.4     3. Integrated Oil & Gas              6.3      3. Germany           10.0
 4. Man Group PLC (United Kingdom)     2.4     4. Construction & Engineering        5.5      4. Spain              8.5
 5. Omega Pharma S.A. (Belgium)        2.3     5. Health Care Supplies              5.2      5. Denmark            5.7
 6. BNP Paribas S.A. (France)          2.2     6. Food Retail                       3.4      6. Netherlands        5.4
 7. Royal Bank of Scotland Group PLC           7. Diversified Commercial Services   3.2      7. Sweden             5.3
    (United Kingdom)                   2.2
 8. Aventis S.A. (France)              2.1     8. Diversified Financial Services    3.0      8. Ireland            4.6
 9. PSA Peugeot Citroen (France)       1.9     9. Multi-line Insurance              2.5      9. Belgium            3.7
10. Grupo Ferrovial, S.A. (Spain)      1.9    10. Apparel Retail                    2.5     10. Switzerland        3.7

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.

=======================================================================================================================

attacks, such as Muenchener Rueckversicherungs-Gesellschaft (Munich Re) a reinsurance company. Post-attacks the reinsurance sector rallied as firms announced future price increases.
    In the wake of the attacks, we reduced our weighting in consumer-discretionary stocks and other companies especially vulnerable to weak consumer confidence. We sold most exposed retailers--although they provided good results at the beginning of the year. And we reduced the fund's hotel and leisure stock exposure.

WHAT OTHER FACTORS MADE CONDITIONS DIFFICULT IN EUROPE?
During the third quarter, the region's manufacturing industry reported reductions in new orders, consumer confidence continued to decline and unemployment in some areas started to rise. In France, growth has slowed more than predicted but is still expected to be in positive territory next year. Germany--Europe's largest economy--continued to battle a flagging industrial sector, which pushed up unemployment for months. (Germany's highly regulated labor market makes it hard to shed workers and difficult to hire on an upswing.) The United Kingdom, however, was one of the more stable European economies over the period. It suffered less than other European countries as the British pound hasn't been beaten up as badly as the euro.
    Investors were also concerned about monetary decisions made by the ECB. Year-to-date through October, the U.S. reduced rates nine times but the ECB only three times. ECB detractors are quick to point out that this is in the face of slowing growth. However, the ECB targets "inflation" not economic activity; its goal is to keep inflation below 2%. Still, investors expressed their disapproval of ECB strategy when European markets sold off sharply in late October after the ECB announced there would be no rate reduction at that meeting.

HOW DID THE EURO'S VOLATILITY AFFECT THE FUND?
The euro--the single currency for 12 European countries--was relatively weak (compared to the U.S. dollar) during the spring and summer, but following the terrorist attacks, it rallied strongly. The fund, however, does not hedge its currency positions, a factor that both helped and hindered fund performance as a weak euro converts into fewer dollars for the fund (i.e. gains are reduced and losses exaggerated) but a strong euro converts into more dollars (i.e. gains are magnified and losses lessened) for the fund.

DESCRIBE SOME OF THE FUND'S TOP HOLDINGS.

o Sanofi-Synthelabo: A Paris-based drug manufacturer, this company specializes in cardiovascular, central nervous system, oncological and internal medicine drugs.
o Grupo Dragados: This Spanish firm provides a range of civil and industrial services, infrastructure services and transportation concessions.
o Aventis: A world leader in life sciences, this French company focuses on two core business areas--pharmaceuticals and agriculture.

ANY FINAL THOUGHTS
As economies around the world have slowed, it is important to note that as of the end of the reporting period, Europe--unlike a number of other regions and countries--was not in recession. In fact, economies in Spain and the United Kingdom were quite healthy. Also, the global economic downturn and lower world stock markets are less likely to be felt as deeply in the euro area as in the United States because European households own fewer equities than their U.S. counterparts.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/01, including sales charges
================================================================================
CLASS A SHARES
 Inception (11/3/97)        11.84%
  1 Year                   -33.84

CLASS B SHARES
 Inception (11/3/97)        12.09%
  1 Year                   -33.97

CLASS C SHARES
 Inception (11/3/97)        12.65%
  1 Year                   -31.16

The fund's average annual returns as of the close of the reporting period are shown in the table above. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/01, the most recent calendar quarter-end, which were: Class A shares, one year, -40.21%; inception (11/3/97), 11.19%. Class B shares, one year, -40.31%;
inception (11/3/97), 11.44%. Class C shares, one year, -37.77%; inception (11/3/97), 12.04%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
11/3/97-10/31/01

[HYPO CHART]

================================================================================
11/97     9770          10075    10154     9233     9770
         10150          10310    10525     9592    10150
1/98     10600          10694    10962    10026    10600
         11590          11576    11820    10972    11590
         12850          12452    12661    12172    12850
4/98     13609          12738    12907    12910    13609
         14538          13058    13169    13789    14529
         14608          13096    13314    13855    14599
7/98     15308          13346    13577    14535    15298
         13198          11419    11869    12551    13197
         12458          10779    11395    11842    12457
10/98    12878          11533    12306    12248    12867
         13558          12190    12961    12900    13546
         14168          12758    13527    13489    14156
1/99     15038          12985    13441    14322    15025
         14257          12606    13099    13593    14245
         13697          12641    13242    13063    13685
4/99     13818          13003    13637    13195    13815
         13388          12531    12982    12797    13386
         13788          12849    13201    13185    13786
7/99     14538          13065    13324    13904    14526
         14878          13171    13460    14244    14876
         15169          13027    13357    14528    15167
10/99    16209          13469    13848    15530    16196
         19399          14405    14222    18594    19385
         23419          16266    15680    22473    23404
1/00     24669          15742    14563    23676    24644
         30728          17912    15322    29521    30712
         27929          17924    15691    26852    27914
4/00     25088          16953    14999    24130    25064
         24218          16610    14876    23307    24194
         24968          17004    15196    24043    24944
7/00     25308          16873    14953    24375    25284
         25979          16937    14777    25038    25954
         24799          16063    14085    23921    24775
10/00    23140          15575    13978    22323    23115
         20810          14742    13437    20082    20785
         22500          15849    14363    21737    22475
1/01     22270          15801    14370    21528    22246
         19821          14469    13108    19164    19805
         17640          13199    12130    17064    17617
4/01     18600          14073    12993    18001    18577
         18419          13531    12359    17841    18397
         17939          12980    11892    17377    17917
7/01     17508          12849    11921    16970    17487
         17559          12519    11611    17036    17537
         15589          11114    10453    15135    15568
10/01    16080          11501    10785    15629    15770

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================

This chart compares the performance of AIM European Development Fund to its benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 11/3/97-10/31/01. (Please note that the results for these indexes are for the period 10/31/97-10/31/01).
    It is important to understand the difference between your fund and an index. A market index such as the MSCI Europe Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.
    An index of funds such as the Lipper European Fund Index includes a number of mutual funds grouped by investment objective. Each of these funds interprets that objective differently, and each employs a different management style and investment strategy.
    Your fund's total return is shown with a sales charge, and it includes fund expenses and management fees. Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.
    Performance shown in the chart and table does not reflect taxes a shareholder would pay on fund distributions or on redemption of fund shares. Index performance does not reflect the effects of taxes, either.

                                                             ------------------
                                                             |   FIRST CLASS  |
[AIM LOGO     PROXY TABULATOR                                |  U.S. POSTAGE  |
 APPEARS      P.O. BOX 9132                                  |      PAID      |
  HERE]       HINGHAM, MA 02043-9132                         |      PROXY     |
                                                             |    TABULATOR   |
                                                             ------------------










                               EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

----------------------------------------     ----------------------------------------     ----------------------------------------
           VOTE BY TELEPHONE                            VOTE BY INTERNET                                 VOTE BY MAIL
----------------------------------------     ----------------------------------------     ----------------------------------------

                              TELEPHONE AND INTERNET VOTING AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!

----------------------------------------     ----------------------------------------     ----------------------------------------
           VOTING BY TELEPHONE                        VOTING BY INTERNET                                VOTING BY MAIL
Have your proxy card available.  Call the    Have your proxy card available.  Log         Please mark, sign and date your proxy
TOLL-FREE NUMBER 1-800-401-8068 using a      on to http://www.aimfunds.com and            card and return it in the POSTAGE-PAID
touch-tone telephone.  You will be           select Proxy Voting to access your           ENVELOPE provided or return it to:
prompted to enter your Control Number as     Fund.  Follow the simple screen              Proxy Tabulator, P.O. Box 9132,
shown below.  Follow the simple prompts      instructions that will be presented          Hingham, MA 02043-9747.
that will be presented to you to record      to you to record your vote.
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----------------------------------------     ----------------------------------------     ----------------------------------------

                         NOTE: IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT SEND YOUR PROXY BY MAIL.

                                           -------------------------------------------
                                             USE THE CONTROL NUMBER BELOW TO VOTE
                                            THIS PROXY CARD BY TELEPHONE OR INTERNET.
                                           EACH PROXY CARD HAS ITS OWN CONTROL NUMBER.

                                            **** CONTROL NUMBER: 999 999 999 999 ****
                                           -------------------------------------------

                               -- Please fold and detach card at perforation before mailing. --


PROXY CARD                                                                                                              PROXY CARD
                                           PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                                                    AIM EUROLAND GROWTH FUND

                                               (A PORTFOLIO OF AIM GROWTH SERIES)

                              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 4, 2002

         The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the
         Special Meeting of Shareholders on September 4, 2002, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY
         IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                                                            -- PROXY MUST BE SIGNED AND DATED BELOW.

                                                                            Dated                            2002
                                                                                  --------------------------

                                                                            -----------------------------------------------------


                                                                            -----------------------------------------------------
                                                                                        Signature(s) (if held jointly)

                                                                            NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                            THIS PROXY CARD. All joint owners should sign. When
                                                                            signing as executor, administrator, attorney, trustee
                                                                            or guardian or as custodian for a minor, please give
                                                                            full title as such. If a corporation, please sign in
                                                                            full corporate name and indicate the signer's office.
                                                                            If a partner, sign in the partnership name.

         o Please fold and detach card at perforation before mailing. o

  -- PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. --
                       PLEASE DO NOT USE FINE POINT PENS.
                                                                             [X]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE APPROVAL OF THE PROPOSAL.

                                                                                   FOR     AGAINST     ABSTAIN
1.   To approve an Agreement and Plan of Reorganization that provides for          [ ]       [ ]         [ ]
     the combination of AIM Euroland Growth Fund, a portfolio of AIM Growth
     Series, with AIM European Growth Fund (formerly known as AIM European
     Development Fund), a portfolio of AIM International Funds, Inc.

2.   IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY
     PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.